UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12
SENTINELONE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒  No fee required.
☐  Fee paid previously with preliminary materials.
☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SentinelOne

Notice of Annual Meeting of Stockholders and Proxy Statement

Notice of 2025 Annual Meeting of Stockholders
To be held virtually at 9:00 a.m., Pacific Time, on Wednesday, June 25, 2025
To Stockholders of SentinelOne, Inc.:
We cordially invite you to attend the 2025 annual meeting of stockholders (the “Annual Meeting”) of
SentinelOne, Inc., a Delaware corporation (the “Company”), to be held virtually on Wednesday, June 25, 2025 at
9:00 a.m., Pacific Time. You may attend the Annual Meeting via live webcast, submit questions, and vote online by visiting www.virtualshareholdermeeting.com/S2025 and entering the control number located on your proxy card or
Notice of Internet Availability of Proxy Materials (the “Notice”).
We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

Items of Business:	Board’s Recommendation:
1.To elect as Class I directors, the nominees named in our proxy statement, to serve until the 2028 annual meeting of stockholders and until his successor is duly elected and qualified, subject to their earlier death, resignation, or removal.
	✓	FOR ALL the director nominees
2.To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending January 31, 2026.	✓	FOR the ratification of the appointment
3.To approve, on a non-binding advisory basis, the compensation of our named executive officers.	✓	FOR the approval of the compensation
4.To transact any other business that properly comes before the Annual Meeting.
Our Board of Directors has fixed the close of business on April 30, 2025 as the record date for the Annual
Meeting. Only stockholders of record at the close of business on April 30, 2025 are entitled to notice of, and to vote at, the Annual Meeting. Our proxy statement contains further information regarding voting rights and the matters to be voted upon.
On or about May 14, 2025, we expect to mail to our stockholders the Notice containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to vote and includes instructions on how to receive a paper copy of proxy materials and annual report by mail or email.
Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we encourage you to vote as soon as possible via the Internet or telephone so that your shares are represented and voted at the
Annual Meeting.
Thank you for your ongoing support of, and continued interest in, SentinelOne, Inc.
Sincerely,
Tomer Weingarten
Co-Founder, President, Chief Executive Officer, and Chairman of our Board of Directors
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING TO BE HELD ON WEDNESDAY, JUNE 25, 2025: OUR PROXY STATEMENT AND
OUR ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM.
i

Page
General Information ..........................................................................................................................................	1
Questions and Answers .....................................................................................................................................	2
Board of Directors and Corporate Governance ................................................................................................	9
Compensation of Non-Employee Directors .................................................................................................	19
Corporate Responsibility and Sustainability .....................................................................................................	23
Proposal No. 1: Election of Directors ...............................................................................................................	26
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm ................	27
Proposal No. 3: Advisory Vote on the Compensation of Our Named Executive Officers ...............................	29
Executive Officers ...........................................................................................................................................	30
Executive Compensation .................................................................................................................................	31
Compensation Discussion and Analysis ....................................................................................................	31
Executive Compensation Tables ...............................................................................................................	43
CEO Pay Ratio ...........................................................................................................................................	51
Pay Versus Performance ............................................................................................................................	52
Related Person Transactions .............................................................................................................................	58
Security Ownership ..........................................................................................................................................	59
Other Matters ...................................................................................................................................................	62
Stockholder Proposal Deadlines for 2026 Annual Meeting of Stockholders ...................................................	63

SentinelOne, Inc.
444 Castro Street, Suite 400
Mountain View, CA 94041
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
To be held at 9:00 a.m., Pacific Time, on Wednesday, June 25, 2025
This proxy statement (this “Proxy Statement”) and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors, for use at the Annual Meeting, and any postponements, adjournments, rescheduling or continuations thereof. The Annual Meeting will be held on Wednesday, June 25,
2025, at 9:00 a.m., Pacific Time and will be conducted virtually via a live webcast on the Internet at
www.virtualshareholdermeeting.com/S2025.
To participate at this year’s Annual Meeting, please log in to www.virtualshareholdermeeting.com/S2025.  You will be asked to provide the control number located on your proxy card. Your control number is located inside the shaded gray box on your Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card. You will not be able to attend the Annual Meeting physically. You will be able to listen to the Annual Meeting live, submit questions and vote online. The Notice, containing instructions on how to access this Proxy Statement and our
Annual Report on Form 10-K for the fiscal year ended January 31, 2025 (our “Annual Report”), is first being mailed on or about May 14, 2025 to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement and our
Annual Report will also be available on the U.S. Securities and Exchange Commission’s (“SEC”) website at
www.sec.gov as well as on our Investor Relations website at https://investors.sentinelone.com.
Information contained on, or that can be accessed through, our website or other websites is not intended to be incorporated by reference into this Proxy Statement and references to website addresses in this Proxy Statement are inactive textual references only.
In this Proxy Statement, we refer to SentinelOne, Inc. as “SentinelOne”, “we”, “us”, “our”, and the “Company”
and the Board of Directors of SentinelOne, Inc. as “our Board”. Our fiscal year ends on January 31. References to
“fiscal 2026”, “fiscal 2025”, “fiscal 2024”, and “fiscal 2023” are to our fiscal years ending or ended January 31,
2026, 2025, 2024, and 2023, respectively.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders the Notice with instructions for accessing the proxy materials, including this Proxy
Statement and our Annual Report, and voting via the Internet. The Notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.
FORWARD-LOOKING STATEMENTS
This Proxy Statement includes forward-looking statements. Forward-looking statements include all statements that are not historical facts, including statements regarding our corporate responsibility goals and commitments and our executive compensation program. These statements involve risks and uncertainties. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks, uncertainties, and other important factors that are discussed in our Annual Report and subsequent quarterly reports and other filings filed with the SEC from time to time. We assume no obligation to update any forward-looking statements or information, which speak as of their respective dates.

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy
Statement carefully.
Why am I receiving these materials?
This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board for use at the Annual Meeting and any postponements, rescheduling or adjournments thereof.
The Annual Meeting will be held virtually on Wednesday, June 25, 2025, at 9:00 a.m., Pacific Time. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/S2025 and entering the control number located on your proxy card or the Notice.
Stockholders are invited to attend the virtual Annual Meeting and are requested to vote on the items of business described in this Proxy Statement. The Notice, which contains instructions on how to access the proxy materials and our Annual Report, is first being sent or given on or about May 14, 2025 to all stockholders entitled to notice of and to vote at the virtual Annual Meeting. The proxy materials and our Annual Report can be accessed by following the instructions in the Notice as well as online at our Investor Relations website at https://investors.sentinelone.com.
What proposals am I voting on?
You will be voting on:
•Proposal No. 1: The election of the nominees for Class I directors named in this Proxy Statement to hold office until our 2028 annual meeting of stockholders and until his respective successor is duly elected and qualified or until such directors’ earlier death, resignation or removal;
•Proposal No. 2: The ratification of the appointment of Deloitte, as our independent registered public accounting firm for our fiscal year ending January 31, 2026;
•Proposal No. 3: The approval, on a non-binding advisory basis, the compensation of our named executive officers; and
•Any other business that properly comes before the Annual Meeting.
What other matters may be brought before the Annual Meeting?
As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.
How does our Board recommend that I vote?
Our Board recommends that you vote your shares:
•Proposal No. 1: “FOR ALL” the nominees for Class I directors named in this Proxy Statement;
•Proposal No. 2: “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for our fiscal year ending January 31, 2026; and
•Proposal No. 3: “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers.
None of our non-employee directors have any substantial interest in any matter to be acted upon except with respect to the directors so nominated. None of our executive officers have any substantial interest in any matter to be acted upon other than Proposal No. 1 and Proposal No. 3.

Who is entitled to vote at the Annual Meeting?
Holders of our common stock as of the close of business on April 30, 2025, the record date (the “Record Date”)
for the Annual Meeting, are entitled to vote at the Annual Meeting. As of the Record Date, there were
316,858,809 shares of our Class A common stock and 14,190,963 shares of our Class B common stock issued and outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this Proxy Statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors.
Each share of Class A common stock is entitled to one vote on each proposal properly brought before the
Annual Meeting and each share of Class B common stock is entitled to 20 votes on each proposal properly brought before the Annual Meeting. Our Class A common stock and Class B common stock are collectively referred to in this Proxy Statement as our “common stock.”
Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date for the
Annual Meeting, your shares were registered directly in your name with our transfer agent, Computershare Trust
Company, N.A., then you are the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card, to vote electronically at the virtual Annual Meeting, or by Internet or by telephone, or, if you received paper copies of the proxy materials by mail, to vote by mail by following the instructions on the proxy card or voting instruction card.
Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other
Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of those shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides.  If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-
routine matters. Please see the section titled “—What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?” for additional information. You are also invited to attend the virtual Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically at the virtual Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
How can I vote my shares?
Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record, you may vote in one of the following ways:
•You may vote electronically at the Annual Meeting. If you plan to attend the virtual Annual Meeting, you may vote at the Annual Meeting.
•You may vote by mail. To vote by mail, complete, sign and date the proxy card that accompanies this
Proxy Statement and return it promptly in the postage-prepaid envelope provided (if you received printed proxy materials). Your completed, signed and dated proxy card must be received prior to the Annual
Meeting.
•You may vote by telephone. To vote over the telephone, call toll-free 1-800-690-6903 from any touch-
tone telephone and follow the instructions. Have your Notice or proxy card available when you call. You will be asked to provide the control number from your Notice or proxy card. Telephone voting is available
24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on June 24, 2025.
•You may vote via the Internet. To vote via the Internet, go to www.proxyvote.com to complete an electronic proxy card (have your Notice or proxy card in hand when you visit the website). You will be asked to provide the control number from your Notice or proxy card. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on June 24, 2025.

Beneficial Owner of Shares Held in “Street Name.”  If you are a beneficial owner of shares held in street name, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card to their broker, bank or other nominee, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may only vote your shares electronically at the Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee.
Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can change your vote or revoke your proxy by:
•entering a new vote by telephone or via the Internet (until the applicable deadline for each method as set forth above);
•returning a later-dated proxy card (which automatically revokes the earlier proxy);
•providing a written notice of revocation prior to the Annual Meeting to our Corporate Secretary at our
principal executive offices as follows: SentinelOne, Inc., 444 Castro Street, Suite 400, Mountain View, CA
94041, Attn: Corporate Secretary; or
•attending the virtual Annual Meeting and voting electronically. Attendance at the virtual Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or cast your vote electronically at the virtual Annual Meeting.
Beneficial Owner of Shares Held in “Street Name.” If you are the beneficial owner of your shares in street name, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
Why is the Annual Meeting being held virtually?
We are continuously exploring technologies and services that will best permit our stockholders to engage with us from any location around the world and exercise their vote. We have decided to conduct the Annual Meeting on a virtual basis because we believe it provides expanded access, improves communication, and enables increased stockholder attendance and participation. It also is better for the environment.
We believe that by hosting the Annual Meeting virtually, our stockholders will be provided comparable rights and opportunities to participate as they would at an in-person meeting, while offering a greater level of flexibility for many of our stockholders who may not be able to attend an annual meeting of stockholders in person.
How can I submit a question before or during the Annual Meeting?
If you want to submit a question during the Annual Meeting, log into www.virtualshareholdermeeting.com/
S2025 type your question into the “Ask a Question” field and click “Submit.” Stockholders are permitted to submit questions during the Annual Meeting via the website and the virtual meeting website, respectively, that are in compliance with the meeting rules of conduct that will be available on the virtual meeting website and with a limit of one question per stockholder. We will answer as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting. Only questions that are relevant to an agenda item to be voted on by stockholders will be answered, and we reserve the right to exclude questions that are irrelevant to meeting matters, irrelevant to our business, or derogatory or in bad taste; that relate to pending or threatened litigation; that are personal grievances; or that are otherwise inappropriate (as determined by the chair of the Annual
Meeting).

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the full set of proxy materials?
In accordance with the rules of the SEC, we have elected to distribute our proxy materials, including the notice of the Annual Meeting, this Proxy Statement and our Annual Report, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The
Notice contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and Annual Report, and how to request to receive all future proxy materials in printed form by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings.
How can I sign up for electronic proxy delivery service?
The Notice and proxy card or voting instruction form included with the Proxy Materials will contain instructions on how to request electronic delivery of future proxy materials. Choosing to receive your future proxy materials by email will eliminate the cost of printing and mailing documents and will reduce the associated environmental impact. If you choose to receive future proxy materials by email, you will receive an email next year containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. The persons named in the proxy, Tomer Weingarten, our
Co-Founder, President, Chief Executive Officer (“CEO”), and Chairman of our Board (“Chairman”), and Keenan
Conder, our Chief Legal Officer and Corporate Secretary, have been designated as proxies for the Annual Meeting by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted electronically at the virtual Annual Meeting in accordance with the instruction of the stockholder on such proxy. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board on the proposals as described above and, if any other matters are properly brought before the Annual Meeting, the shares will be voted in accordance with the proxies’ judgment.
What is the quorum requirement for the Annual Meeting?
A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, virtually or represented by proxy, of a majority of the voting power of our stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum to transact business at the Annual Meeting. Abstentions,
“WITHHOLD” votes, and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairman of the meeting may adjourn the meeting to another time or place.
How are broker non-votes and abstentions counted?
Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions will have no effect on Proposal No. 1 (election of the nominees for Class I directors), Proposal No. 2 (ratification of the appointment of Deloitte), and Proposal No. 3
(advisory vote of the compensation of our named executive officers). Proxies marked “WITHHOLD” with respect to
Proposal No. 1 will have no effect.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares.
Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At the Annual Meeting,

only Proposal No. 2  (ratification of the appointment of Deloitte) is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 2. If a broker chooses not to vote shares “FOR” or “AGAINST” Proposal No. 2, it would have the same effect as an abstention. The other proposals presented at the Annual Meeting are non-routine matters. Broker non-votes are not deemed to be shares entitled to vote on and will have no effect on Proposal No. 1, Proposal No. 2, and Proposal No. 3.
How many votes are needed for approval of each proposal?
Proposal No. 1: Election of Class I Directors. The election of the Class I directors requires a plurality of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of the directors. This means that the nominees for Class I directors receiving the highest number of
“FOR” votes will be elected as the Class I directors. You may vote (i) “FOR ALL,” (ii) “WITHHOLD ALL,” or
(iii) “FOR ALL EXCEPT” one or more of the nominees you specify. Because the outcome of this proposal will be determined by a plurality vote, shares voted “WITHHOLD” will not prevent the director nominee from being elected as a director. Similarly, abstentions and broker non-votes will have no effect on the outcome of this proposal.
Proposal No. 2: Ratification of Appointment of Deloitte. The ratification of the appointment of Deloitte will be obtained if the number of votes “FOR” the proposal at the Annual Meeting exceeds the number of votes
“AGAINST” the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.
Proposal No. 3: Advisory Vote on the Compensation of Our Named Executive Officers. The approval, on an advisory basis, of the compensation of our named executive officers will be obtained if the number of votes “FOR”
the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. You may vote “FOR,”
“AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal. Proposal No. 3 is not binding on the Company or our Board.
Who will count the votes?
A representative of CT Hagberg LLC will tabulate the votes and act as inspector of elections.
What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank, or other nominee?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:
•Proposal No. 1: “FOR ALL” of the nominees for Class I directors named in this Proxy Statement;
•Proposal No. 2: “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for our fiscal year ending January 31, 2026; and
•Proposal No. 3: “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers.
In addition, if any other matters are properly brought before the Annual Meeting or any adjournments, rescheduling or postponements thereof, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.
Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other
Nominee. Brokers, banks and other nominees holding shares of common stock in “street name” for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole “routine” matter,
Proposal No. 2 (ratification of the appointment of Deloitte). Absent direction from you, however, your broker, bank or other nominee will not have the discretion to vote on Proposal No. 1 and Proposal No. 3.
How can I attend the Annual Meeting?
The Annual Meeting will be a virtual meeting held over the Internet. You will be able to attend the virtual
Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/S2025 and entering the sixteen-digit control number located on your proxy card or Notice. The Annual Meeting live webcast will begin promptly at 9:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures. You will have the same rights and opportunities that would be afforded by an in-person meeting.
Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other
Nominee. If you were a beneficial owner of shares that are held in “street name” at the close of business on the
Record Date, you may not vote your shares electronically at the virtual Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the virtual Annual Meeting even if you do not have a legal proxy. For admission to the virtual
Annual Meeting, visit www.virtualshareholdermeeting.com/S2025 and enter the sixteen-digit control number located on your proxy card or Notice.
What if I have technical difficulties or trouble accessing the Annual Meeting?
If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (e.g., if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (e.g., if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/
S2025.
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the login page. Technical support will be available starting at 8:45 a.m., Pacific Time, on Wednesday, June 25, 2025 and will remain available until the Annual Meeting has ended.
We encourage you to log in prior to the start time of the Annual Meeting to allow reasonable time for login procedures.
How are proxies solicited for the Annual Meeting and who is paying for such solicitation?
Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees.
The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a
Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the
Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

What does it mean if I receive more than one Notice or more than one set of printed materials?
If you receive more than one Notice or more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice or each set of printed materials, as applicable, to ensure that all of your shares are voted.
I share an address with another stockholder, and we received only one paper copy of the proxy materials.
How may I obtain an additional copy of the proxy materials?
We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the Notice and, if applicable, the proxy materials and Annual Report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge by calling 1-866-540-7095 or writing to Broadridge, Householding Department, 51 Mercedes
Way, Edgewood, New York, 11717. This procedure reduces our printing and mailing costs and is better for the environment. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials and Annual Report, to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
SentinelOne, Inc.
Attention: Investor Relations
444 Castro Street, Suite 400
Mountain View, CA 91367
Tel: (855) 868-3733
Stockholders who hold shares in street name may contact their broker, bank or other nominee to request information about householding.
Is there a list of stockholders entitled to vote at the Annual Meeting?
The names of stockholders of record entitled to vote at the Annual Meeting will be available for review during regular business hours from our Corporate Secretary for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting at our corporate headquarters located at 444 Castro Street, Suite 400, Mountain
View, CA 94041. Please contact our Corporate Secretary a reasonable time in advance to make appropriate arrangements, but in no event less than 48 hours in advance of your desired visiting time.
When are stockholder proposals due for next year’s annual meeting?
Please see the section titled “Stockholder Proposal Deadlines for 2026 Annual Meeting of Stockholders” for
more information regarding the deadlines for the submission of stockholder proposals for our 2026 annual meeting of stockholders.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Composition of Our Board
Our Board is currently comprised of seven members. Our Board consists of three classes of directors, each serving staggered three-year terms. Upon expiration of the term of a class of directors, directors in that class will be elected for a three-year term at the annual meeting of stockholders in the year in which that term expires. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal.
The following table sets forth the names, ages, and certain other information for each of the directors with terms expiring at the Annual Meeting (including those who are also nominees for election as a director at the Annual
Meeting) and for each of the continuing members of our Board. All information is as of April 30, 2025.

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
Tomer Weingarten ............	I	42	Co-Founder, President, CEO, and Chairman of our Board	2013	2025	2028
Daniel Scheinman(1)(2) .......	I	62	Lead Independent Director	2019	2025	2028
Teddie Wardi(1) .................	I	40	Director	2015	2025	2028

Continuing Directors
Ana G. Pinczuk(2) ..............	II	62	Director	2022	2026	—
Charlene T. Begley(3) ........	III	58	Director	2021	2027	—
Aaron Hughes(3) .............	III	49	Director	2021	2027	—
Mark S. Peek(1)(3) ..............	III	67	Director	2021	2027	—
(1) Member of Compensation Committee.
(2) Member of Nominating and Corporate Governance Committee.
(3) Member of Audit Committee.
Nominees for Director
Tomer Weingarten is our co-founder and has served as our Chief Executive Officer and a member of our Board since our inception in January 2013, as our President since November
2018, and as our Chairman of our Board since March 2021. Before our founding, Mr.
Weingarten held various positions, including Vice President of Products, at Toluna
Holdings Limited, a technology company that delivers real-time consumer insights, from
May 2007 to December 2012, which he joined following the acquisition of Dpolls, a startup he had previously co-founded. Prior to that, Mr. Weingarten co-founded Carambola Media
Ltd., a publisher focused platform that creates new ad revenue streams through engaging content formats, where he served as Chief Technology Officer from May 2011 to May 2012. Mr. Weingarten also previously served in various roles at Mckit Systems Ltd., a provider of information and knowledge management systems in Israel, from March
2005 to April 2007. Since March 2022, Mr. Weingarten has served as a board trustee for Palo Alto University. We believe Mr. Weingarten is qualified to serve as a member of our Board because of the historical knowledge, operational expertise, leadership, and continuity that he brings to our Board as our co-founder and Chief Executive
Officer.

Daniel Scheinman has served as a member of our Board since September 2015. Since April
2011, Mr. Scheinman has been an angel investor. From September 1993 to April 2011,
Mr. Scheinman served in various roles at Cisco Systems, Inc., a technology and networking company, most recently as Senior Vice President, Cisco Media Solutions Group, a media and entertainment technology company. He has served as a member of the boards of directors of Arista Networks, Inc., a cloud networking company, since October 2011, and of
Zoom Video Communications Inc., a cloud-based video communication company, since
January 2013, and currently serves on the boards of directors of several private companies. Mr. Scheinman holds a
B.A. in Politics from Brandeis University and a J.D. from the Duke University School of Law. We believe that
Mr. Scheinman is qualified to serve as a member of our Board because of his extensive leadership and business experience with technology companies, as well as his service on the boards of directors of other privately and publicly-held companies.
Teddie Wardi has served as a member of our Board since May 2019. Since January 2018,
Mr. Wardi has served as a Managing Director at Insight Venture Management, L.L.C., a
private investment firm. Prior to joining Insight, Mr. Wardi served as a Partner at Atomico
(UK) Partners LLP, an international investment firm, from March 2016 to October 2017.
Previously, Mr. Wardi served as Vice President at Dawn Capital LLP, a private investment firm, from March 2014 to March 2016. Mr. Wardi co-founded Nervogrid Oy, a software provider acquired by ALSO Holding Ag, and served as Chief Technology Officer from
March 2006 to August 2012. Mr. Wardi holds a B.S.c. Business Technology and Finance from Aalto University in
Finland and an M.B.A. from Harvard Business School. We believe that Mr. Wardi is qualified to serve as a member of our Board because of his extensive leadership and business experience with the venture capital and technology industries.
Continuing Directors
Charlene T. Begley has served as a member of our Board since January 2021. Ms. Begley has served as an independent director and member of the audit committee of Nasdaq, Inc., a global technology and financial services company, since April 2014, and as chair of its nominating and ESG committees since June 2021. Since April 2017, she has served as an independent director and chairperson of the audit committee, and member of the nomination and ESG committee at Hilton Worldwide Holdings Inc., a multinational hospitality company. Earlier in her career, Ms. Begley served in various roles at the General Electric
Company, or GE, a diversified infrastructure and financial services company, from June 1988 to December 2013.
Ms. Begley served in a dual role as Senior Vice President and Chief Information Officer, as well as President and
Chief Executive Officer of GE’s Home and Business Solutions Office, from January 2010 to December 2012.
Previously, Ms. Begley served as President and Chief Executive Officer of GE’s Enterprise Solutions group from
2007 to 2009. In addition, Ms. Begley served as President and Chief Executive Officer of GE Plastics and GE
Transportation and prior to that led GE’s Corporate Audit staff and served as Chief Financial Officer for GE
Transportation and GE Plastics Europe and India. Ms. Begley served as a director at Red Hat, Inc., a software development company, from November 2014 to June 2019 and at WPP plc, a multinational communications, commerce and technology company, from December 2013 to June 2017. Ms. Begley holds a B.S. in Finance from the University of Vermont. We believe Ms. Begley is qualified to serve as a member of our Board because of her knowledge of technology and information security companies, her broad financial and audit expertise from prior roles at GE and service on the audit committees of several public companies, and her expertise and experience both in operational management roles and board leadership positions at large, public organizations.

Aaron Hughes has served as a member of our Board since May 2021. Since November
2020, Mr. Hughes has served as Senior Vice President and Chief Information Security
Officer at Albertsons Companies, Inc., a grocery and drugstore company. From June 2017 to November 2020, Mr. Hughes served as Vice President for Information Security and
Deputy Chief Information Security Officer at Capital One Financial Corporation, a financial services company. Prior to Capital One, Mr. Hughes served as Deputy Assistant Secretary of Defense for Cyber Policy at the United States Department of Defense from May 2015 to
January 2017. From July 2008 to May 2015, Mr. Hughes served as Vice President at In-Q-Tel, Inc., a venture capital firm. Mr. Hughes holds a B.S. in Mechanical Engineering from the University of Virginia, a M.S. in
Telecommunication and Computers from George Washington University, and an M.B.A. from the Stanford
Graduate School of Business. We believe that Mr. Hughes is qualified to serve as a member of our Board because of his extensive leadership, business and policy experience in the technology and cybersecurity industries.
Mark S. Peek has served as a member of our Board since May 2021. Since November 2022,
Mr. Peek is an Executive Vice President at Workday, Inc. (“Workday”), a provider of enterprise cloud applications for finance and human resources. From February 2018 to
November 2022, Mr. Peek has served as Executive Vice President, Managing Director of
Workday Ventures, the strategic investment arm of Workday. From June 2015 to February
2018, Mr. Peek served as Co-President of Workday, and from June 2012 to April 2016, as
Workday’s Chief Financial Officer. Prior to joining Workday, Mr. Peek served as President,
Business Operations and Chief Financial Officer of VMware, Inc., a provider of business infrastructure virtualization solutions from April 2007 to January 2011. From March 2000 to April 2007, Mr. Peek served as
Senior Vice President and Chief Accounting Officer at Amazon.com, Inc., a technology company. Prior to joining
Amazon, Mr. Peek spent 19 years at Deloitte, a professional services firm, and as a partner for the last ten of those years. Mr. Peek serves on the Advisory Board of the Foster School of Business at the University of Washington.
From December 2011 to June 2012, Mr. Peek served on the board of directors of Workday. Mr. Peek has served as a member of the board of directors of Trimble Inc., a software, hardware and services technology company, since May
2010. Mr. Peek received a B.S. in Accounting and International Finance from Minnesota State University. We believe that Mr. Peek is qualified to serve as a member of our Board because of his extensive leadership and business experience with technology companies.
Ana G. Pinczuk has served as a member of our Board since May 2022. From December
2022 to May 2024, Ms. Pinczuk served as the Chief Operating Officer of Dexterity Inc., a robotics company for logistics automation. Prior to that, she served as the Chief
Transformation Officer from February 2019 to August 2019 and then as the Chief
Development Officer for Anaplan, Inc., a business planning software company, from
August 2019 to July 2022. She has also held positions as the President of Hewlett Packard
Enterprise’s Pointnext technology services business, the Executive Vice President and Chief
Product Officer of Veritas Technologies LLC, a data management company, and Senior Vice President and General
Manager, Backup and Recovery for Symantec Corporation, a security software company, all in the period from 2015 to 2018. From 2000 until 2015, Ms. Pinczuk served in various executive positions with Cisco Systems, Inc., a technology and networking company, including most recently as Senior Vice President. Prior to joining Cisco, Ms.
Pinczuk spent 15 years with AT&T, Inc., a telecommunications company, in positions of increasing responsibility.
From June 2021 to February 2023, Ms. Pinczuk served on the board of directors and as a member of the compensation committee for Five9 Inc., a cloud-based call center software company. Since November 2016, Ms.
Pinczuk has served on the board of directors for Aptiv PLC, an automotive technology company. Since January
2025, Ms. Pinczuk has served on the board of directors for CBTS Technology Solutions LLC, an IT services and solutions services provider and SmartRent, Inc., a smart home automation company. Ms. Pinczuk earned both undergraduate and graduate mechanical engineering degrees from Cornell University, an executive master’s degree in technology management from the University of Pennsylvania and a master’s degree in software management from Carnegie Mellon University. We believe Ms. Pinczuk is qualified to serve as a member of our Board because of her extensive leadership and business experience within the technology industry.

Board Skills and Experience Matrix
Our Board has taken a thoughtful approach to board composition to ensure that our directors have backgrounds that collectively add significant value to the strategic decisions made by the Company and that enable effective oversight of management to ensure accountability to our stockholders. Our Board and our Nominating and
Corporate Governance Committee believe the diversity of skills, qualities, attributes, and experience of our directors provide us with a wide range of perspectives to effectively address our evolving needs and represent the best interests of our stockholders.
Director Independence
Our Class A common stock is listed on the New York Stock Exchange (“NYSE”).  Under the listing standards of NYSE, independent directors must compromise a majority of a listed company’s board of directors.  The NYSE listing standards also require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent.  Under the listing standards of
NYSE, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director has no material relationship with the listed company (either directly as a partner, stockholder or officer of an organization that has a relationship with the company) and such director does not have specified relationships with the company.
In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or
be an affiliated person of the listed company or any of its subsidiaries.  Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards of NYSE.
Our Board has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities.  As a result of this review, our Board determined that Charlene T. Begley,
Aaron Hughes, Mark S. Peek, Daniel Scheinman, Ana G. Pinczuk, and Teddie Wardi are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of NYSE. In making these determinations, our Board reviewed and discussed information provided by the directors and by us with regard to each director’s background, business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our common stock by each outside director and the transactions involving them described in the section titled “Related Person Transactions.”
In evaluating the independence of Mr. Peek, our Board considered that Mr. Peek serves as an Executive Vice
President of Workday Inc., which is both a customer and a vendor of the Company. Arms-length sales to and purchases from Workday were less than 2% of Workday’s gross revenue in any of the last three fiscal years and were made in the ordinary course of business. Similarly, in evaluating the independence of Mr. Hughes, our Board considered that Mr. Hughes serves as Senior Vice President and Chief Information Security Officer of Albertsons
Companies, Inc. (“Albertsons”), a grocery and drugstore company, which is a customer of the Company. Arms-
length sales to and purchases from Albertsons were less than 2% of Albertsons’ gross revenue in any of the last three fiscal years and were made in the ordinary course of business.
There are no family relationships among any of our directors or executive officers.
Annual Board and Committee Self-Evaluations
We conduct an annual self-evaluation process for our Board and its committees. As part of this process, our outside counsel either conducts an interview with each member of our Board or requests completion of a written questionnaire by each member of our Board to review their assessment of the performance of our Board and its committees, their own performance, and the performance of fellow members of our Board. Results from such assessment are aggregated and shared and discussed with our lead independent director and by our Nominating and
Corporate Governance Committee and our Board.
Our Board evaluation process is used:
•by our Board and Nominating and Corporate Governance Committee to assess the current composition of our Board and its committees and make recommendations for the qualifications, expertise, and characteristics we should seek in identifying potential new directors;
•by our Board and Nominating and Corporate Governance Committee to identify the strengths and areas of opportunity of each member of our Board and to provide insight into how each member of our Board can be most valuable;
•to improve agenda topics of our Board and its committees so that information they receive enables them to effectively address the issues they consider most critical; and
•by our Nominating and Corporate Governance Committee as part of its annual review of each director’s performance when considering whether to nominate the director for re-election to our Board.
Board Leadership Structure
Our Nominating and Corporate Governance Committee periodically considers the leadership structure of our
Board and makes such recommendations to our Board as our Nominating and Corporate Governance Committee
deems appropriate. Our Board believes it is important to have flexibility in selecting the chairperson of our Board and our Board leadership structure. Accordingly, our Corporate Governance Guidelines allow for the positions of chairperson and CEO to be held by the same person. In making leadership structure determinations, our Board considers many factors, including the specific needs of the business and what is in the best interests of our stockholders.
Our Board believes that it is currently in the best interest of the Company and its stockholders for
Mr. Weingarten to serve in both roles. While our independent directors bring experience, oversight, and expertise from outside of the Company, Mr. Weingarten brings current company-specific experience and insight developed from co-founding and leading the Company since its inception. Our Board believes that Mr. Weingarten’s strategic vision for our business, his in-depth knowledge of our platform and operations and the cybersecurity industry, and his experience as our CEO since our inception in 2013 make him well qualified to serve as both our Chairman and
CEO.
Our Corporate Governance Guidelines provide that one of our independent directors will serve as our lead independent director when the chairperson of our Board and the CEO are the same person. Our Board has appointed

Daniel Scheinman to serve as our lead independent director, who has served in this role since our IPO in 2021. Our
Board believes that Mr. Scheinman is well qualified to serve as lead independent director given his industry experience, extensive investment experience within the technology industry, his extensive experience with our company as an early investor, and his leadership during his tenure as a member of our Board. Our Board annually reevaluates such appointment and following such evaluations, our Board re-appointed Mr. Scheinman as our lead independent director in March 2025. As part of his duties as lead independent director, Mr. Scheinman makes himself available for communications with stockholders and other stakeholders, if appropriate. Any changes to the leadership structure of our Board, if made will be promptly disclosed on the “Investor Relations” section of our website, which is located at https://investors.sentinelone.com, and disclosed in the appropriate proxy materials. Our
Board, in its sole discretion, may seek input from our stockholders on the leadership structure of our Board. Our
Corporate Governance Guidelines enumerate specific responsibilities for our lead independent director as follows:
•calling separate meetings of the independent directors;
•facilitating discussion and open dialogue among the independent directors during meetings of our Board, executive sessions and outside of meetings of our Board;
•serving as the principal liaison between the chairperson and the independent directors;
•communicating to the chairperson and management, as appropriate, any decisions reached, suggestions, views or concerns expressed by the independent directors in executive sessions or outside of meetings of our Board;
•providing the chairperson with feedback and counsel concerning the chairperson’s interactions with our
Board;
•coordinating with the chairperson to set the agenda for meetings of our Board, taking into account input from other independent directors;
•providing the chairperson and management with feedback on meeting schedules and the appropriateness, including the quality and quantity, and timeliness of information provided to our Board;
•recommending the retention of advisors and consultants who report directly to our Board when appropriate;
•providing leadership to our Board if circumstances arise in which the role of the chairperson may be, or may be perceived to be, in conflict;
•if appropriate, and in coordination with management, being available for consultation and direct communication with major stockholders; and
•performing such other functions and responsibilities as requested by our Board from time to time.
Additionally, Mr. Scheinman, along with other members of our Board, is responsible for discharging our
Board’s risk oversight responsibility (as further described below) and reviews and provides feedback on risk management to the management team, including Mr. Weingarten, as well as feedback on the design and structure of our Board.
Our Board believes that the responsibilities assigned to Mr. Scheinman as our lead independent director helps ensure a dedicated, independent, and active Board and, moreover, that the leadership structure of Mr. Scheinman serving as our lead independent director and Mr. Weingarten’s combined role of Chairman and CEO creates an appropriate balance in SentinelOne’s leadership, enabling strong leadership while effectively maintaining our
Board’s independence and oversight of management. In particular, this structure capitalizes on the expertise and experience of Messrs. Weingarten and Scheinman, as it permits Mr. Weingarten to serve as a bridge between our
Board and management, helping both to act with a common purpose and providing critical leadership for carrying out our strategy and confronting challenges, while Mr. Scheinman ensures independence of our Board from management and as lead independent director can call and chair meetings of the independent directors separate and apart from the chairman. Our Board also believes that there may be other advantages to having a lead independent director for matters such as communications and relations between our Board, the CEO and the other members of our senior management, and in assisting our Board in reaching consensus on particular strategies and policies.
Mr. Weingarten, as the only management director, does not participate in sessions of non-management directors, and non-management directors meet regularly in executive sessions without management.

Board’s Role in Risk Oversight Process
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the Company faces. Our Board as a whole has responsibility for overseeing our risk management process, although the committees of our Board oversee and review risk areas that are particularly relevant to them. Our Board reviews strategic and operational risk in the context of discussions, question and answer sessions, and reports from the management team at each regular
Board meeting, receives reports on all significant committee activities at each regular Board meeting, and evaluates the risks inherent in significant transactions. Our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to oversight of risk assessment and risk management generally, and specifically in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, cyber risk, and also, among other things, discusses guidelines with management and the independent auditor. Our Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to risks relating to our corporate governance practices, the independence of our Board and potential conflicts of interest, as well as our policies and practices with regard to environmental, social and governance matters. Our Compensation Committee assesses risks relating to our executive compensation plans and arrangements, and whether our compensation policies and programs have the potential to encourage excessive risk taking.
Our Board believes its current leadership structure supports the risk oversight function of our Board. In particular, our Board believes that our lead independent director and our majority of independent directors provide a well-functioning and effective balance to the members of executive management on our Board. Our Board and its committees regularly communicate with members of management and consult with outside advisors regarding existing risks or in the event a new risk emerges. Further, our Board and Nominating and Corporate Governance
Committee review and discuss with management matters related to human capital management, including our commitments and progress on inclusion, employee engagement, business conduct and compliance, and executive succession planning.
Management Succession Planning
Our Board has delegated primary oversight responsibility for succession planning for our senior management positions, including our CEO, to the Nominating and Governance Committee. Our Nominating and Governance
Committee works closely with our CEO and Chief People Officer to identify, evaluate, and select potential successors for our CEO’s direct reports. Our Nominating and Governance Committee and Board continues to regularly evaluate its succession planning to ensure that we are well-positioned to continue to execute on our corporate strategy.
Board’s Role in Corporate Strategy Oversight
Our Board actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, and risk management. At its regularly scheduled meetings and throughout the year, our Board receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our Board’s diverse skill set and experience enhances our Board’s ability to support management in the execution and evaluation of our corporate strategy. The independent members of our Board also hold regularly scheduled executive sessions at which strategy is discussed.
Board’s Role in Cybersecurity Risk Oversight
Our Board has oversight responsibility for our overall enterprise risk management, and cybersecurity risk management in particular is regularly reviewed and overseen by our Audit Committee. The Audit Committee provides oversight and reviews management policies, processes, and procedures designed to identify, monitor, evaluate, and respond to cybersecurity risks to which the company is exposed. Management regularly reports to the
Audit Committee regarding its process and procedures to mitigate or remediate cybersecurity risks, threats and incidents, along with monitoring activities of the cybersecurity team.

Our Audit Committee provides oversight of our cybersecurity program and receives quarterly cybersecurity updates from our Chief Information Security Officer (“CISO”) through written reports and presentations. Our CISO has over 20 years of experience in cybersecurity, and has held senior leadership positions at publicly traded companies in the technology industry, bringing extensive expertise in managing cybersecurity risks. The CISO’s leadership team consists of seasoned information security professionals with experience at globally recognized organizations, ensuring a robust and comprehensive approach to cybersecurity oversight.
Management is responsible for day-to-day risk management activities, including identifying and assessing cybersecurity risks, establishing processes to ensure that potential cybersecurity risk exposures are monitored, implementing appropriate mitigation or remediation measures, and maintaining cybersecurity programs. Our cybersecurity programs are under the direction of our CISO, who is a member of our executive management team and closely coordinates as needed with other senior management personnel including the President of Product,
Technology, and Operations and the Chief Legal Officer, who collectively possess significant experience in evaluating, managing and mitigating security and other risks, including cybersecurity risks. For more information on our cybersecurity policies and procedures, please see the section titled “Item 1C. Cybersecurity” on our Annual
Report on Form 10-K for fiscal 2025.
Board Meetings and Board Committees
During fiscal 2025, our Board had a total of seven meetings (including regularly scheduled and special meetings). All directors then serving, attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served.
We do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, but we strongly encourage our directors to attend. See the section titled “—Board of Directors
Attendance at Our Annual Meeting of Stockholders.”
Our Board has established a standing Audit Committee, a standing Compensation Committee, and a standing
Nominating and Corporate Governance Committee. Each of the committees has the composition and the responsibilities described below.
Each of these committees has a written charter approved by our Board. Copies of the charters for each committee are available, without charge, upon request in writing to SentinelOne, Inc., 444 Castro Street, Suite 400,
Mountain View, California 94041, Attn: Corporate Secretary, or the “Investor Relations” section of our website, which is located at https://investors.sentinelone.com, by clicking “Governance Documents” in the “Governance”
section of our website.
Audit Committee
Our Audit Committee is composed of Charlene T. Begley, Aaron Hughes and Mark S. Peek. Ms. Begley is the
chair of our Audit Committee. The members of our Audit Committee meet the independence requirements under
NYSE and SEC rules. Each member of our Audit Committee is financially literate. In addition, our Board has determined that each of Ms. Begley and Mr. Peek is an “audit committee financial expert” as that term is defined in
Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities
Act”). This designation does not, however, impose on her or him any supplemental duties, obligations or liabilities beyond those that are generally applicable to the other members of our Audit Committee and Board. Our Audit
Committee’s principal functions are to assist our Board in its oversight of:
•selecting a firm to serve as our independent registered public accounting firm to audit our financial statements;
•ensuring the independence of the independent registered public accounting firm, reviewing the qualifications and performance of the independent registered public accounting firm, and overseeing the rotation of the independent registered public accounting firm’s audit partners;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;

•establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•considering the adequacy of our internal controls and the design, implementation, and performance of our internal audit function;
•risk assessment and management;
•our compliance with legal and regulatory requirements;
•reviewing related party transactions that are material or otherwise implicate disclosure requirements; and
•approving, or as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.
During fiscal 2025, our Audit Committee had a total of five meetings (including regularly scheduled and special meetings).
Compensation Committee
Our Compensation Committee is comprised of Mark S. Peek, Daniel Scheinman, and Teddie Wardi. Mr. Peek is
the chair of our Compensation Committee. The members of our Compensation Committee meet the independence requirements under NYSE and SEC rules. All the members of our Compensation Committee are also “non-
employee directors” within the meaning of Rule 16b-3 under the Exchange Act. Our Compensation Committee is responsible for, among other things:
•evaluating, recommending to our Board, approving and reviewing our executive officer and director compensation arrangements, plans, policies, and programs;
•reviewing and recommending to our Board the form and amount of our compensation of our non-employee directors;
•reviewing, at least annually, the goals and objectives to be considered in determining the compensation of our CEO and other executive officers;
•reviewing with our management our organization and people activities;
•administering and interpreting our cash and equity incentive compensation plans;
•reviewing and approving, or making recommendations to our Board with respect to, our cash and equity incentive compensation plans;
•reviewing and recommending to our Board policies regarding recovery of incentive-based compensation;
and
•establishing our overall compensation philosophy.
During fiscal 2025, our Compensation Committee had a total of seven meetings (including regularly scheduled and special meetings).
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is composed of Daniel Scheinman and Ana G. Pinczuk.
Mr. Scheinman is the chair of our Nominating and Corporate Governance Committee. The members of our
Nominating and Corporate Governance Committee meet the independence requirements under NYSE and SEC rules. Our Nominating and Corporate Governance Committee’s principal functions include:
•identifying, considering, and recommending candidates for membership on our Board, and recommending to our Board the desired qualifications, expertise, and characteristics of members of our Board;
•developing and recommending our corporate governance guidelines and policies;
•periodically consider and make recommendations to our Board regarding the size, structure and composition of our Board and its committees
•reviewing and recommending to our Board any changes to our corporate governance guidelines;
•reviewing any corporate governance related matters required by the federal securities laws;
•reviewing proposed waivers of the code of conduct for directors and executive officers;

•assisting our Board in overseeing our programs related to corporate responsibility and sustainability;
•overseeing the process of evaluating the performance of our Board and its committees; and
•advising our Board on corporate governance matters.
During fiscal 2025, our Nominating and Corporate Governance Committee had a total of four meetings
(including regularly scheduled and special meetings).
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee was at any time during fiscal 2025, or at any other time, an officer or employee of the Company or any of its subsidiaries. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or our Compensation Committee. Please see the section titled
“Related Party Transactions.”
Considerations in Evaluating Director Nominees
In its evaluation of director candidates, including the members of our Board eligible for re-election, our
Nominating and Corporate Governance Committee considers the current size, structure, and composition of our
Board, the needs of our Board and its committees, and the desired Board qualifications, expertise and characteristics, including such factors as judgment, business acumen, and individual attributes that contribute to the total mix of viewpoints and experience represented on our Board. When identifying and recruiting potential candidates for membership on our Board, our Nominating and Corporate Governance Committee typically uses an executive search firm to assist with the process. Our Nominating and Corporate Governance Committee and Board are
committed to seeking individuals with a wide range of experiences, skills, and backgrounds. Each director should be an individual of high character and integrity.
Our Board annually evaluates the performance of our Board and its committees. Our Nominating and Corporate
Governance Committee reviews self-assessment questionnaires to evaluate the performance of individual members.
In determining whether to recommend a director for re-election, our Nominating and Corporate Governance
Committee also considers the director’s past attendance at meetings, participation in and contributions to the activities of our Board and the Company, and other qualifications and characteristics determined by our Board. Each director must ensure that other existing and anticipated future commitments do not materially interfere with his or her service as a director.
After completing their review and evaluation of director candidates, in accordance with the rules of NYSE, our
Nominating and Corporate Governance Committee will recommend a director nominee for selection by our Board.
Our Board has the final authority in determining the selection of director candidates for nomination to our Board.
Stockholder Recommendations for Nominations to Our Board
A stockholder that wants to recommend a candidate for election to our Board should direct the recommendation in writing by letter to the Company, attention of our Corporate Secretary at SentinelOne, Inc., 444 Castro Street,
Suite 400, Mountain View, CA 94041. We do not have a formal policy regarding the consideration of director candidates recommended by stockholders, but subject to the foregoing, our independent directors will consider candidates recommended by stockholders in the same manner as candidates recommended from other sources. The
Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend to our
Board for nomination as directors. Our Board has the final authority in determining the selection of director candidates for nomination to our Board. A stockholder that wants to nominate a person directly for election to our
Board at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in our amended and restated bylaws and the rules and regulations of the SEC. Any nomination should be sent in writing to
SentinelOne, Inc., 444 Castro Street, Suite 400, Mountain View, CA 94041, Attention: Corporate Secretary. Please
see the section titled “Stockholder Proposal Deadlines for 2026 Annual Meeting of Stockholders” for more information.

Communications with Our Board
In cases where stockholders or other interested parties wish to communicate directly with our Board, non-
management members of our Board as a group, a committee of our Board, or a specific member of our Board
(including our chairman or lead independent director), messages can be sent to our Corporate Secretary at
corporate@sentinelone.com. We will initially receive and process communications before forwarding them to the addressee. All communications are reviewed by the Corporate Secretary and provided to the members of our Board as appropriate. We generally will not forward to the directors a communication that we determine to be primarily commercial, abusive, or threatening in nature or otherwise related to an improper or irrelevant topic, or that requests general information about the Company, our products or our services.
This procedure does not apply to stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange
Act, which are discussed further in the section titled “Stockholder Proposal Deadlines for 2026 Annual Meeting of
Stockholders.”
Directors’ Attendance at Our Annual Meeting of Stockholders
Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders. All Board members then serving were present at our 2024 annual meeting of stockholders.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our Board has adopted a written code of business conduct and ethics that applies to all of our employees, officers and directors.  The full text of our Code of Business Conduct and Ethics is available on the “Investor
Relations” section of our website, which is located at https://investors.sentinelone.com, by clicking “Governance
Documents” in the “Governance” section of our website.  We intend to disclose any amendments to our Code of
Business Conduct and Ethics, or waivers of its requirements, on our website or in filings under the Exchange Act.
Our Corporate Governance Guidelines establish the governance framework within which our Board conducts its business and fulfills its responsibilities. The guidelines embody many of our governance policies, practices, and procedures, which are the foundation of our commitment to effective corporate governance. Our Nominating and
Corporate Governance Committee reviews the corporate governance guidelines periodically and recommends any amendments to our Board as appropriate. The full text of our Corporate Governance Guidelines is available on the
“Investor Relations” section of our website, which is located at https://investors.sentinelone.com, by clicking
“Governance Documents” in the “Governance” section of our website.
Compensation of Our Non-Employee Directors
Our Board has adopted a Non-Employee Director Compensation Program (“Outside Director Compensation
Policy”), which was most recently amended in March 2024. Members of our Board who are not employees are eligible for compensation under our Outside Director Compensation Policy. Accordingly, Mr. Weingarten, an
executive officer, is not eligible for awards under our Outside Director Compensation Policy.
Our Outside Director Compensation Policy was developed in consultation with Aon’s Human Capital Solutions
Practice, a division of Aon plc, our Compensation Committee’s independent compensation consulting firm (“Aon”).
Aon provided recommendations and competitive non-employee director compensation data and analyses. Our Board considered and discussed these recommendations and data, and considered the specific duties and committee responsibilities of particular directors. Our Board believes our Outside Director Compensation Policy provides our non-employee directors with reasonable and appropriate compensation that is commensurate with the services they provide and competitive with compensation paid by our peer group companies to their non-employee directors.
Our Compensation Committee periodically reviews the type and form of compensation paid to our non-
employee directors, which includes a market assessment and analysis by Aon. As part of this analysis, Aon reviews non-employee director compensation trends and data from companies comprising the same executive compensation peer group used by the Compensation Committee in connection with its review of executive compensation.
Under our Outside Director Compensation Policy as in effect for fiscal 2025, non-employee directors received compensation in the form of equity and cash, as described below:

Cash Compensation
During fiscal 2025, each non-employee director was eligible to receive the following annual cash retainers for certain board and/or committee service according to our Outside Director Compensation Policy:

Board/Committee	Cash Retainer
Lead Independent Director (in addition to Board fee) .................................................	$20,000
Board ............................................................................................................................	$50,000
	Chair	Member
Audit Committee ..........................................................................................................	$20,000	$10,000
Compensation Committee(1) .........................................................................................	$15,000	$7,500
Nominating and Corporate Governance Committee ....................................................	$12,000	$6,000
(1)Cash retainers for the Compensation Committee Chair and Compensation Committee Member were increased from $12,000 to $15,000 and from $6,000 to $7,500, respectively during fiscal 2025.  The changed amounts were effective for the payments made after the annual meeting in June 2024.
All cash payments to non-employee directors are paid quarterly in arrears on a prorated basis, on the 15th of each of March, June, September, and December, so long as the non-employee director continues to provide services in the applicable capacity to the Company through each such date. Alternatively, each of our non-employee directors may elect to receive his or her cash fees in the form of deferred share units, pursuant to a prior written election. The
RSUs granted as deferred share units will vest in equal quarterly installments so long as the non-employee director provides continuous service to the Company through each vesting date, with the final installment vesting on the earliest of (i) the date of the next annual meeting of our stockholders, (ii) the date immediately prior to the next annual meeting of our stockholders if the non-employee director’s service as a director ends at such meeting due to his or her failure to be re-elected or his or her not standing for re-election, and (iii) the originally scheduled vesting date of such installment.
The RSUs granted as deferred share units will settle on the earliest to occur of (i) the 5th anniversary of the grant date, (ii) the non-employee director’s separation from service from the Company, (iii) the non-employee director’s disability, (iv) the non-employee director’s death, and (v) a corporate transaction.
The annual fees, regardless of the form of payment, will become payable in full immediately prior to a corporate transaction.
Equity Compensation
Non-employee directors are eligible to receive all types of equity awards (except incentive stock options) under our 2021 Equity Incentive Plan (“2021 Plan”) (or the applicable equity plan in place at the time of grant) including discretionary awards not covered under our Outside Director Compensation Policy. All grants of awards under our
Outside Director Compensation Policy will be automatic and non-discretionary.
Initial Award. Each non-employee director who did not receive a stock option award in respect of his or her appointment to our Board between April 1, 2021, and the date of our IPO, and each new director, is eligible to receive an initial equity award in the form of stock options or RSUs, as determined by our Board, with an aggregate value of $400,000 (the “Initial Award”). The Initial Award will vest quarterly with respect to 1/12th of the total number of RSUs or stock options, as applicable, subject to the award, so long as the non-employee director provides continuous service to the Company through each vesting date. The Initial Award is subject to full vesting acceleration immediately prior to a corporate transaction.
Annual Award. On the date of our annual meeting of our stockholders, each non-employee director automatically is granted an equity award in the form of stock options or RSUs, as determined by our Board, with an aggregate grant date value equal to $225,000 (prorated based on months of service) (the “Annual Award”) subject to such individual continuing to be an outside director. Subject to the terms of the our Outside Director Compensation
Policy, each Annual Award will fully vest on the earliest to occur of (i) the date of the next annual meeting of our stockholders (or the day immediately prior if the non-employee director’s service as a director ends at such meeting due to his or her failure to be re-elected or his or her not standing for re-election), (ii) the first anniversary of the grant date, (iii) the non-employee director’s death, (iv) the non-employee director’s disability, or (v) a corporate transaction, in each case subject to the non-employee director’s continuous service through such date.
The number of RSUs or stock options, as applicable, granted as deferred share units or subject to the Initial
Award or the Annual Award will be calculated: (i) for RSUs, by dividing the dollar amount of the deferred share units, Initial Award or the Annual Award, as applicable, by the trailing 30-calendar day average of the closing price of our Class A common stock on the NYSE up to and including the grant date, rounding down to the nearest whole share, or (ii) for stock options, based on a grant date fair value of Initial Award or the Annual Reward, determined using the Black-Scholes value and the trailing 30-calendar day average of the closing price of our Class A common stock on the NYSE up to and including the grant date, rounding down to the nearest whole share. Prior to the amendment to our Outside Director Compensation Policy in March 2024, the calculation methodologies set forth above were each based on the trailing 30-calendar day average for the period ending on the day immediately prior to the grant date of the equity awards, some of which remain outstanding.
Non-Employee Outside Director Compensation Table
The following table provides information regarding compensation of our non-employee directors for service as directors, for fiscal 2025. In fiscal 2025, Teddie Wardi (an outside director affiliated with Insight) did not receive any compensation for his service as a director. Each outside director’s reasonable, customary and properly documented travel expenses to attend Board meetings is reimbursed by the Company.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Charlene T. Begley(3) ................................................................	$70,000	$255,392	$325,392
Aaron Hughes(4) ........................................................................	$60,000	$255,392	$315,392
Mark S. Peek(5) .........................................................................	$75,000	$255,392	$330,392
Ana G. Pinczuk(6) .....................................................................	$56,000	$255,392	$311,392
Daniel Scheinman(7) .................................................................	$88,750	$255,392	$344,142
(1)Unless a director elected to receive payment in RSUs granted as deferred share units in lieu of cash pursuant to our Non-Employee Director
Compensation Program, the amount shown reflects the annual cash retainer for such director’s service as a member of our Board and, if applicable, lead independent director, or chair of our Audit Committee, Compensation Committee, or Nominating and Corporate
Governance Committee, or membership on our Audit Committee, Compensation Committee, or Nominating and Corporate Governance
Committee, in each case prorated as applicable based on term of service. Ms. Begley, Mr. Hughes, Mr. Peek and Ms. Pinczuk each elected
RSUs in lieu of cash and were awarded (i) 3,831, (ii) 3,283, (iii) 4,104 and (iv) 3,064 RSUs, respectively.
(2)Includes any initial award and annual award, as applicable. The amounts reported in this column represent the grant date fair value of the
RSUs granted to our non-employee directors under our 2021 Plan, during fiscal 2025 as computed in accordance with FASB Accounting
Standards Codification Topic 718, Compensation—Stock Compensation (“ASC 718”). Note that the amounts reported in these columns reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by our non-employee directors from the RSUs.
(3)As of January 31, 2025, Ms. Begley held (a) RSUs settleable for 14,230 shares of our Class A common stock and (b) stock options to purchase a total of 33,000 shares of our Class B common stock, all of which options were vested.
(4)As of January 31, 2025, Mr. Hughes held (a) RSUs settleable for 13,956 shares of our Class A common stock and (b) stock options to purchase a total of 40,000 shares of our Class B common stock, all of which options were vested.
(5)As of January 31, 2025, Mr. Peek held (a) RSUs settleable for 14,366 shares of our Class A common stock and (b) stock options to purchase a total of 40,000 shares of our Class B common stock all of which options were vested.
(6)As of January 31, 2025, Ms. Pinczuk held RSUs settleable for 15,382 shares of our Class A common stock.
(7)As of January 31, 2025, Mr. Scheinman held RSUs settleable for 12,314 shares of our Class A common stock.

Stock Ownership Guidelines for Non-Employee Directors
In March 2024, our Board established Stock Ownership Guidelines for the members of our Board. Our Stock
Ownership Guidelines provide that the members of our Board should generally own common shares equal in value to five times the basic annual cash retainer paid to our non-employee directors (excluding any additional fees payable for committee service or similar). Compliance with our Stock Ownership Guidelines is required within five years of its adoption or when an individual becomes subject to the guidelines. If a covered person has not met the stock ownership requirement by the applicable compliance deadline, then such person will be required to retain at least 50% of the total number of shares acquired by such person following the grant, exercise, or settlement of any equity award, as applicable.  As of March 2025, all persons covered by our Stock Ownership Guidelines have either met the applicable stock ownership requirement or were on track to comply with our Stock Ownership Guidelines by the compliance deadline.

CORPORATE RESPONSIBILITY AND SUSTAINABILITY
We recognize the importance of a thoughtful approach to corporate citizenship. Our Nominating and Corporate
Governance Committee is responsible for overseeing our programs relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters.  As we continue to develop our strategies and practices in these areas, we are also committed to growing our programs to best meet the needs of the stakeholders we serve.  We refer to our employees as “Sentinels.”
Community Involvement
We drive social good through our commitment to responsible corporate citizenship across the communities where we operate.
S Foundation
Rooted in our three core pillars—Empowering the Next Generation, Building an Equitable Future, and
Protecting the Environment—the S Foundation is our commitment to making a positive impact beyond the workplace. We support nonprofits in the communities where we live and work through volunteer service, regional investments, and global crisis response. Our contributions span both global and local efforts, including targeted donations, employee-led giving, and crisis relief grants. Regional leads around the world assess community needs and recommend partnerships with nonprofit organizations. Together, they co-create tailored programs that address local priorities while encouraging active participation from Sentinels. From educational opportunities and mentorship to equity-focused initiatives and environmental action, we believe the S Foundation reflects our dedication to doing what is right—at work and beyond.
Cybersafe University
As part of our annual CyberSafe University program, Sentinels visit schools to share tips on Internet safety with kids in grades K-12. For older students, we also include information on how to pursue a career in cybersecurity, choosing a college major and leading university programs around the globe. We launch new content each October to celebrate Cybersecurity Awareness Month, and Sentinels leverage throughout the year in their communities. With the support of over 100 global Sentinel Ambassadors, the program has reached more than 12,000 students across 40 schools in eight countries since its inception in 2022. To broaden its impact even further, the effort now includes translations into eight languages, ensuring accessibility for a wider audience..
S1 Cares
This initiative brings Sentinels together to make a difference—combining impactful volunteer work with opportunities to connect in person. Designed especially for members of our remote workforce, the program has engaged over 400 Sentinels across nearly 30 cities in 2024. From supporting the elderly and volunteering in schools to tree planting and assisting at local food banks, S1 Cares empowers employees to give back where it's needed most. For the past two years, these large-scale volunteer efforts have been followed by social gatherings, fostering stronger bonds among colleagues and deeper connections within the communities we call home.
Events
This past year, we proudly invested in the next generation of cybersecurity talent by supporting student leaders from a variety of organizations. At OneCon, our annual customer conference, we invited college seniors to join over
500 customers and partners for keynotes, breakout sessions, and networking opportunities. In addition, we sponsored students to attend the RSA Conference in San Francisco. Our Talent Acquisition team provided all students with hands-on support, including resume reviews, LinkedIn best practices, and networking strategies to help them connect with future employers. By championing emerging talent, we’re helping shape a more inclusive and resilient future for the cybersecurity industry.

Environmental Responsibility
We recognize the importance of environmental responsibility. We are dedicated to playing our part in minimizing the environmental footprint of our solutions, operations, and broader value chain. Our sustainability initiatives include:
Greenshift
GreenShift is our global sustainability initiative focused on reducing our carbon footprint, enhancing energy efficiency, promoting environmental education among employees, and investing in impactful sustainability projects worldwide. For example, in April 2025, we kicked off our annual Stride for Sustainability Global Movement
Challenge—reinforcing our commitment to sustainability while also supporting the physical and mental well-being of our employees through active participation and community engagement.  In fiscal 2026, we plan to expand
GreenShift to address environmental challenges through community cleanups, sustainable product pilots, clothing donations, and other employee-led initiatives.
Watershed
In partnership with Watershed Technology, Inc., we are implementing programs and analytic tools to track and measure our environmental impact such as GHG emissions, which will support our goal of minimizing our climate footprint.
Ecovadis
In October 2023, we began a materiality assessment to guide our overall sustainability strategy. We successfully reported our efforts through Ecovadis, an independent provider of sustainability ratings, which recognizes eligible companies that have completed the their assessment and have demonstrated a relatively strong management system that addresses sustainability criteria. In fiscal year 2025, Ecovadis recognized us with a Commitment Badge in recognition of our sustainability achievements. We believe this recognition celebrates our company’s commitment and leadership in sustainable and responsible business operations.
Inclusion and Belonging
At SentinelOne, we cultivate and foster an inclusive workplace for all Sentinels through key initiatives and programs including:
•Strategic partnership, including an internship program, with Women in CyberSecurity (WiCyS). A focus on amplifying the power of communities so that each individual can contribute to their fullest. University recruiting for internships that broaden the population that can pursue cybersecurity careers.
•Inclusive recruitment and hiring practices to ensure equal opportunity for all communities.
Retention and Talent Development
We believe that motivating and retaining talent at all levels is vital to our success. Our compensation and benefits program is intended to anticipate and meet the needs of our employees. In addition to base salary, these programs, which vary by country and region, include bi-annual bonuses, equity awards, an employee stock purchase plan, a 401(k) plan, including a 401(k) match in the U.S., healthcare and insurance benefits, health savings and flexible spending accounts, unlimited vacation in the U.S., wellness reimbursement, 16 weeks of gender-neutral parental leave and more. We have increased our investment in training and development and have rolled out several key programs as well as enabling our employees to access over 1,000 on-demand webinars in technical and soft skills areas. We continue to globally align our benefits to focus on business continuity and employee well-being. We have been very intentional with our efforts to support employees while working from home and in their return to the office. Further, we have enhanced and promoted programs to support employees’ physical and mental health and well-being. We have built a company that we believe thrives whether our employees are in offices or remote.

Workplace Accolades
In 2024, we received multiple workplace accolades:
•Fortune recognized SentinelOne as a Fortune Future 50 company, Best Workplace in Technology, Best
Workplace for Parents, Best Workplace in the Bay Area.
•Dun’s 50 list acknowledged SentinelOne as one of the Best High Tech Companies to Work for in 2024 and
as a Best High Tech Companies to work for Parents.
•U.S. News & World Report recognized SentinelOne as a Best Companies To Work For, Best Companies to
Work For in IT, Software & Services and Best Companies to Work For in the West.
•Built In acknowledged SentinelOne as a 2024 Best Places to Work Remote.
•SentinelOne also achieved Great Place to Work certification (December 2024) for the U.S., U.K., France,
India, Netherlands, Australia, Canada, Costa Rica, Japan, Slovakia, Germany, Italy, UAE, Poland, Spain,
Czechia, and Singapore.
•SentinelOne received the Best Workplaces in Tech in the U.K., Best Workplaces for Wellbeing in the U.K.,
Best Workplaces in Technology in Spain, Best Workplaces in Technology in GCC, Best Workplaces in
Technology in Australia, and Best Workplaces in Poland.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is currently comprised of seven directors and is divided into three staggered classes of directors. At the Annual Meeting, three Class I directors will be elected to our Board by the holders of our common stock to succeed the same class whose term is then expiring. The directors’ term continues until the expiration of the term for which such directors were elected and until such directors’ successors are elected and qualified or until such directors’ earlier death, resignation, or removal.
Nominees for Director
Our Nominating and Corporate Governance Committee has recommended the director nominees for selection by our Board, and our Board has nominated, Messrs. Weingarten, Scheinman, and Wardi for re-election as Class I directors at the Annual Meeting. If elected, Messrs. Weingarten, Scheinman, and Wardi will serve as Class I directors until the 2028 annual meeting of stockholders and until his respective successor is duly elected and qualified or until his earlier death, resignation or removal. For more information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
Messrs. Weingarten, Scheinman, and Wardi have agreed to serve as directors if elected. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who may be proposed by our Nominating and Corporate Governance Committee and designated by the present
Board to fill the vacancy.
Required Vote
The Class I directors will be elected by a plurality of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. In other words, the three nominees receiving the highest number of “FOR” votes will be elected as Class I directors. You may vote
(i) “FOR ALL,” (ii) “WITHHOLD ALL,” or (iii) “FOR ALL EXCEPT” one or more of the nominees you specify.
Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld, for the election of Messrs. Weingarten, Scheinman, and Wardi. Abstentions, “WITHHOLD” votes, and broker non-votes will have no effect on the outcome of this proposal.
Board Recommendation
Our Board recommends a vote “FOR ALL” the election to our Board of Messrs. Weingarten,
Scheinman, and Wardi as Class I directors.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Deloitte as our independent registered public accounting firm for the year ending January 31, 2026. During fiscal 2025, Deloitte served as our independent registered public accounting firm.
Notwithstanding its appointment and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the
Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.
Our Audit Committee is submitting the appointment of Deloitte to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If the appointment is not ratified by our stockholders, our Audit Committee may consider whether it should appoint another independent registered public accounting firm. A representative of Deloitte is expected to be telephonically present at the virtual Annual Meeting, where he or she will be available to respond to appropriate questions and, if he or she desires, to make a statement.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents the aggregate fees billed for professional audit services and other services rendered to us by Deloitte for our fiscal 2025 and fiscal 2024:

	2025	2024
Audit Fees(1) ..............................................................................................................	$4,030,000	$3,644,000
Audit-Related Fees(2) .................................................................................................	—	257,000
Tax Fees(3) .................................................................................................................	1,156,000	1,282,000
All Other Fees(4) ........................................................................................................	5,000	2,000
Total Fees ..................................................................................................................	$5,191,000	$5,185,000
(1)“Audit Fees” consist of professional services rendered in connection with the audit of our annual consolidated financial statements, the audit of our internal control over financial reporting, the review of our quarterly consolidated financial statements, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)“Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include due diligence services related to mergers and acquisitions and other attestation services.
(3)“Tax Fees” consist of fees for professional services for tax compliance, tax advice and tax planning.
(4)“All Other Fees” consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above. These services specifically relate to subscription fees paid for access to online accounting research software and regulatory applications and certifications.
Auditor Independence
In fiscal 2025, there were no other professional services provided by Deloitte that would have required our
Audit Committee to consider their compatibility with maintaining the independence of Deloitte.
Audit and Non-Audit Services Pre-Approval Policy
Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, with respect to services to be performed by our independent registered public accounting firm, our Audit Committee (or its delegate) (i) may pre-approve without consideration of specific case-by-case services or (ii) may require its specific pre-approval on a case-by-case service, in either case, to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to Deloitte for fiscal 2024 and fiscal 2025 were pre-approved by our Audit Committee.

Required Vote
Ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending January 31, 2026 will be obtained if the number of votes “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.
Board Recommendation
Our Board recommends a vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending January 31, 2026.
Audit Committee Report
This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by SentinelOne under the Securities Act or the Exchange Act, except to the extent SentinelOne specifically requests that the information be treated as
“soliciting material” or specifically incorporates it by reference.
SentinelOne’s management is responsible for (i) establishing and maintaining internal controls and
(ii) preparing SentinelOne’s consolidated financial statements. SentinelOne’s independent registered public accounting firm, Deloitte, is responsible for performing an independent audit of SentinelOne’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board
(United States), (“PCAOB”), and to issue a report thereon. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare SentinelOne’s financial statements.
These are the fundamental responsibilities of management. In the performance of its oversight function, the Audit
Committee has:
•reviewed and discussed the audited financial statements for fiscal 2025 with the management of
SentinelOne and Deloitte;
•discussed with Deloitte the matters required to be discussed by the applicable requirements of the PCAOB;
and
•received the written disclosures and the letter from Deloitte as required by applicable requirements of the
PCAOB regarding the independent registered public accounting firm’s communications with the Audit
Committee concerning independence, and has discussed with Deloitte that firm’s independence.
Based on the Audit Committee’s review of the audited financial statements and the various discussions with management and Deloitte, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2025 for filing with the SEC. The
Audit Committee has also appointed Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026.
The Audit Committee
Charlene T. Begley (Chair)
Aaron Hughes
Mark S. Peek

PROPOSAL NO. 3
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the rules of the SEC, we are providing stockholders with an opportunity to make a non-
binding, advisory vote on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote and gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.
Stockholders are urged to read the section titled “Executive Compensation,” which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our Compensation Committee and
Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual
Meeting:
“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion, and the other related disclosures.”
As an advisory vote, this proposal is not binding. However, our Board and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Required Vote
The approval, on an advisory basis, of the compensation of our named executive officers will be obtained if the number of votes “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.
You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Board Recommendation
Our Board recommends a vote “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers.

EXECUTIVE OFFICERS
The following table provides information regarding our executive officers as of April 30, 2025:

Name	Age	Position
Tomer Weingarten ...............	42	Co-Founder, President, Chief Executive Officer, and Chairman of our Board
Barbara Larson(1) ..................	54	Chief Financial Officer
Richard Smith, Jr. ...............	45	President, Product, Technology, and Operations
Keenan Conder ....................	62	Chief Legal Officer and Corporate Secretary
(1) Ms. Larson was appointed as our Chief Financial Officer in September 2024.
For Mr. Weingarten’s biography, see the section titled “Board of Directors and Corporate Governance—Continuing
Directors.”
Barbara Larson has served as our Chief Financial Officer since September 2024. From
February 2022 to June 2023, Ms. Larson served as the Chief Financial Officer at Workday,
Inc., a leading enterprise platform that helps organizations manage their most important assets – their people and money. Ms. Larson served in various positions at Workday since
July 2014, including as Senior Vice President of Accounting, Tax, and Treasury and General
Manager of Workday Financial Management. Prior to joining Workday, Ms. Larson held senior financial roles at VMware, Inc., a virtualization and cloud infrastructure software company, TIBCO Software Inc., an enterprise software company, and Symantec Corporation, a security software company. Ms. Larson has also been a member of the board of directors of Equifax Inc., a global data, analytics, and technology company, since May 2024. Ms. Larson received a B.S. in Business Administration from the University of Arizona.
Richard Smith, Jr. has served as our President, Product, Technology, and Operations since
September 2024. Mr. Smith joined us March 2021 as Chief Technology Officer, and from
December 2022 to September 2024, he served as our Chief Product and Technology Officer.
Prior to joining us, from January 2016 to March 2021, Mr. Smith served in various leadership positions at Medallia, Inc., a customer experience platform company, including as
Senior Vice President of Engineering. Prior to Medallia, from October 2009 to January
2016, Mr. Smith served in various positions at Oracle Corporation, a products and services cloud technology company, including as Senior Director of Engineering. Mr. Smith holds a B.S. in Computer
Science from the University of Arizona and an M.B.A. from the Wharton School of the University of Pennsylvania.
Keenan Conder has served as our Chief Legal Officer and Corporate Secretary since
August 2021. Prior to joining us, from January 2012 to August 2021, Mr. Conder served in several roles at Tableau Software, Inc., a data analytics company until its acquisition by
Salesforce.com Inc., including most recently as Executive Vice President, General Counsel and Corporate Secretary. From June 2007 to January 2012, Mr. Conder served as Vice
President, General Counsel and Corporate Secretary of Isilon Systems, Inc., a data storage company, which was subsequently acquired by EMC Corporation (now Dell EMC). Mr.
Conder previously also served as Senior Vice President, General Counsel of Expedia, Inc. and prior to that as Senior
Vice President, General Counsel of Travelocity.com, Inc. Mr. Conder received his J.D. from Wake Forest University and holds a B.A. from the University of North Carolina at Chapel Hill.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
In this Compensation Discussion and Analysis (“CD&A”), we provide an overview of the philosophy and objectives of our executive compensation program, as well as a description of its material components. In addition, we explain how and why our Compensation Committee arrived at specific compensation policies and decisions involving our named executive officers for fiscal 2025. This CD&A is intended to be read in conjunction with the tables that immediately follow this section, which provide additional compensation information for our named executive officers.
Our named executive officers for fiscal 2025 were as follows:

Name	Title
Tomer Weingarten ..........................	Co-Founder, Chief Executive Officer, President, and Chairman of our Board
Barbara Larson(1) .............................	Chief Financial Officer
Richard Smith, Jr. ...........................	President, Product, Technology, and Operations
Keenan Conder ................................	Chief Legal Officer and Corporate Secretary
“Vats” Narayanan Srivatsan(2) .......	Former Chief Operating Officer
David Bernhardt(3) ...........................	Former Chief Financial Officer
(1)Ms. Larson was appointed as our Chief Financial Officer in September 2024.
(2)As of March 19, 2024, Mr. Srivatsan transitioned from his role as our Chief Operating Officer to our Chief Business Officer, and was no
longer considered an executive officer of the Company. Mr. Srivatsan remained as our Chief Business Officer until January 6, 2025, and since then, has been serving as a consultant to the Company, with the term of his consulting services set to end on January 6, 2026.
(3)As of September 11, 2024, Mr. Bernhardt was no longer serving as our Chief Financial Officer and was no longer considered an executive officer of the Company. Mr. Bernhardt remained as an advisor to the Company until departing the Company on December 31, 2024.
How Executive Compensation is Determined
Compensation Philosophy
The overall objective of our compensation program is to support our business objectives by attracting, retaining and engaging the highest caliber employees, including executive officers.
Although we consider a number of factors in our pay decisions, we emphasize the following key principles in determining compensation for our senior leadership team:

Market-Driven Competitive Pay
Pay is targeted to be competitive against peers, with flexibility to adjust compensation elements based on individual job requirements and scope, experience, business needs, qualifications and performance, in order to attract and retain critical talent.

Long-term Orientation	Compensation is most heavily weighted to long-term, stock-based components, driving focus on strategic long-term priorities.
Pay for Performance
We believe in rewarding our executives by utilizing a “pay-for-performance”
approach to compensation, the goal of which is to create meaningful links between the level of the executive's compensation and financial and strategic performance.

Alignment with Stockholders
We effectively align named executive officer interests with those of our stockholders by focusing on long-term incentive compensation in the form of equity awards that correlate with the growth of sustainable long-term value for our stockholders. A meaningful portion of our named executive officers’ compensation opportunity is
“at-risk” and variable in nature.

Each element of pay for executives is evaluated both independently and in combination with other pay elements.

Executive Compensation Policies and Practices
We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on at least an annual basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices:

Our Approach	Practices We Avoid
Maintain an independent compensation committee and advisors	Do not use “single-trigger” change in control benefits for our named executive officers
Conduct an annual executive compensation review	Do not offer executive retirement plans
Ensure that the vast majority of our executive pay is in the form of equity and is “at risk”	Prohibit hedging of our equity securities by our employees, our named executive officers, and the members of our Board
Ensure succession planning through periodic review between the Chief Executive Officer and the Nominating and Corporate Governance Committee	Do not provide reimbursements or “gross ups” for excise tax payments
Subject to feedback from our stockholders, we intend to annually conduct a say-on-pay vote	Do not provide perquisites for purposes that are not business-related or not otherwise necessary for the security of our named executive officers
Emphasize a “pay-for-performance” philosophy, including granting performance stock units (PSUs) to senior executives to further align compensation to performance	No discounted stock option awards
Require executives to comply with our Compensation Recovery Policy	No pledging without prior consent of our Chief Legal Officer
Stock ownership requirements applicable to our directors and executive officers
Compensation Determination Process
Our Compensation Committee regularly reviews our executive compensation program to assess its alignment with our compensation philosophy and objectives and to establish annual base salary and target cash incentive levels and equity incentive opportunities of our named executive officers.
In making decisions about the compensation of our named executive officers, the Compensation Committee takes a well-rounded approach that considers a number of factors, which may include:
•our executive compensation program objectives;
•our corporate growth and other elements of financial performance;
•the individual's role and responsibilities, qualifications, knowledge, skills, experience, marketability and potential to take on additional scope and scale as the Company matures;
•relevant competitive market data and analyses prepared by our compensation consultant (see the section titled “—Compensation Peer Group and Market Data” below);
•the past and expected future contribution of each individual executive officer in furthering achievement of our financial, operational and strategic objectives, as well as to our purpose, mission and core values;
•the current outlook of the technology executive labor market generally;
•the value and structure of historical compensation awards, including the amount and terms of outstanding unvested equity awards held by each executive officer;
•internal pay equity, taking into consideration each individual’s impact on our business and performance;
and
•the recommendations of our CEO with respect to compensation of our other named executive officers.

These factors provide a framework for decision-making regarding compensation opportunities and final compensation determinations for each named executive officers. No single factor is determinative in the
Compensation Committee’s decision-making, or weighted in any predetermined manner.
In setting the form and amount of compensation for named executive officers going forward, the Compensation
Committee also intends to consider the voting results from our say-on-pay vote, which we, subject to feedback from our stockholders, expect to hold annually, as well as any compensation-related feedback received from stockholders throughout the year.
Role of Board, Management, and Consultants
Our Compensation Committee establishes, reviews and approves all elements of named executive officer compensation, working with the independent members of our Board, Aon and management as described below. Our
Compensation Committee considers, but is not required to follow, the recommendations of management in determining the compensation of our executive officers, including our named executive officers. Our CEO is not present during any deliberations or decision-making regarding his own compensation.

Compensation Committee
a.Sets incentive program targets and approves payouts
b.Evaluates performance of our CEO and other executive officers
c.Reviews and approves our CEO’s and other executive officers’ base salaries
d.Reviews and approves all other elements of pay for executive officers
e. Assesses independence of compensation consultant

Management
a.Our CEO and our Chief People Officer recommends compensation program design
b.Our CEO assisted by our Chief People Officer recommend compensation for other executive officers (in each case, excluding recommendations relating to such officer’s own compensation)
c.Our Chief Financial Officer provides financial information to inform our Compensation Committee’s decision-making on incentive goals and payouts
d. Implements compensation decisions of our Compensation Committee and our Board

Independent Compensation Consultant
a.Presents peer group pay practices and benchmarks for executive officer compensation to our
Compensation Committee and management
b.Reviews and provides recommendations to our Compensation Committee regarding management’s program design and pay proposals
c.Meets with compensation committee in executive session
d.Conducts annual independent evaluation of our incentive programs to assess risk
e.Provides additional consultation to the Compensation Committee or members thereof as needed regarding our compensation practices and individual executive compensation matters

Independent Compensation Consultant
Our Compensation Committee engaged Aon to serve as its independent compensation consultant during fiscal 2025. Aon took direction from our Compensation Committee, as appropriate, and reported directly to our
Compensation Committee. Our Compensation Committee assessed the independence of Aon pursuant to SEC and
NYSE rules and determined that no conflict of interest exists that would prevent Aon from independently advising our Compensation Committee. In making this assessment, our Compensation Committee considered each of the factors set forth by the SEC and NYSE with respect to the compensation consultant’s independence, including that the consultant provided no services for us other than pursuant to its engagement by our Compensation Committee.
Our Compensation Committee also determined there were no other factors it should consider in connection with the assessment or that were otherwise relevant to our Compensation Committee’s engagement of Aon.
Compensation Peer Group and Market Data
When considering executive compensation decisions, the Compensation Committee believes it is important to be informed as to current compensation practices of comparable publicly held companies, especially to understand the demand and competitiveness for attracting and retaining an individual with each named executive officer’s specific expertise and experience. Accordingly, when setting compensation for our executive officers, we compare role-specific responsibilities and duties with our internal management structure and external market data to determine each executive officers’ compensation. Peer group data is used annually as a reference point in determining the compensation of the executive officers to ensure we remain competitive. Individual target compensation is generally aligned by role against the compensation for comparable roles in our peer companies as a starting point, but can and does vary based on several factors including business needs, job requirements, unique market situations, internal equity, and the executive officer’s experience, qualifications and performance.
The following criteria were used in selecting our peer group:
•Technology companies with an emphasis on software-as-a-service (SaaS) in the cybersecurity, big data, artificial intelligence, and cloud markets;
•High-growth;
•Similar stage of business lifecycle, including having completed IPO in the last five years; and
•Comparable annual sales and market capitalizations.
On an annual basis, the Compensation Committee, working in collaboration with Aon, reviews the composition of the peer group and determines whether any adjustments should be considered. In fiscal 2025, our peer group consisted of the 21 companies listed below.  From our fiscal 2024 peer group, the following changes were made:
•Coupa Software was removed due to being acquired and no longer trading publicly as an independent company.
•Palantir Technologies and Zscaler were removed due to no longer maintaining similar revenue, growth, and/or market capitalization parameters to SentinelOne.
•GitLab, Qualys and Tenable were all added due to their similar revenue, growth, industry, and business lifecycle stage fit to SentinelOne.

Fiscal 2025 Peer Group
Appian Corporation (APPN)	Five9, Inc. (FIVN)	Qualys, Inc. (QLYS)
CloudFlare, Inc. (NET)	GitLab Inc. (GTLB)	Rapid7, Inc. (RPD)
Confluent, Inc. (CFLT)	HashiCorp, Inc. (HCP)	Samsara Inc. (IOT)
CrowdStrike Holdings, Inc. (CRWD)	MongoDB, Inc. (MDB)	Smartsheet Inc. (SMAR)
Datadog, Inc. (DDOG)	nCino, Inc. (NCNO)	Splunk Inc. (SPLK)
Dynatrace, Inc. (DT)	Okta, Inc. (OKTA)	Tenable Holdings, Inc. (TENB)
Elastic N.V. (ESTC)	Palo Alto Networks, Inc. (PANW)	Workiva Inc. (WK)
Components of Executive Compensation
Our executive compensation program features both fixed and variable elements, and incorporates short- and long-term incentives. Our Compensation Committee reviews and approves adjustments, if any, to (a) annual and long-term incentive programs in December and (b) all named executive officer base salaries in January; any base salary adjustments generally take effect in February. Elements of compensation may also be reviewed and adjusted at other times during the year in connection with promotions or other changes in roles or responsibilities.
Base Salary
Base salaries provide a fixed level of cash compensation for each executive based on competitive market data and individual factors such as skills, competencies, contributions, experience, performance and the assumption of new responsibilities or promotions. There are no specific weightings assigned to these individual factors.
Generally, we establish the initial base salaries of our executive officers, including our named executive officers by taking into account the individual’s position, qualifications, experience, competitive market data, and the base salaries of our other executive officers. Thereafter, the Compensation Committee reviews the base salaries of our named executive officers each year as part of its annual compensation review, with input from our CEO (except with respect to their own base salary) and Aon, and makes adjustments as it determines to be reasonable and necessary to reflect the scope of a named executive officer’s performance, individual contributions and responsibilities, position in the case of a promotion, target total direct compensation opportunity, and market conditions.
In January 2024, the Compensation Committee reviewed the annual base salaries for fiscal 2025 of our executive officers (with the exception of Ms. Larson whose annual base salary was established when she joined the
Company in September 2024), including our named executive officers, after considering a competitive market analysis prepared by Aon and the recommendations of our CEO (except with respect to his own base salary), as well as other factors, including those listed above, and determined to make adjustments  for fiscal 2025 to better align base salaries to be competitive amongst the peer group. Mr. Weingarten’s base salary was increased following a year of no salary increase and to better align to market. Mr. Smith’s base salary increase reflects his expanded job scope to include technology, product, and research and development.
The following table sets forth fiscal 2024 and fiscal 2025 base salaries for each of our named executive officers.

Name	Fiscal 2024 Base Salary	Fiscal 2025 Base Salary	Percentage Adjustment
Tomer Weingarten ..............	$600,000	$700,000	16.7%
Barbara Larson (1) ...............	n/a	$527,000	n/a
Richard Smith, Jr. ...............	$450,000	$550,000	22.2%
Keenan Conder ...................	$425,000	$450,000	5.9%
“Vats”Srivatsan Narayanan (2) .......................	$450,000	$450,000	—%
David Bernhardt .................	$425,000	$465,000	9.4%
(1)Ms. Larson was appointed as our Chief Financial Officer in September 2024.
(2)For more information, see the section below titled “—Executive Offer Letters.”
Annual Cash Incentive Awards
Each of our named executive officers is eligible to receive a cash incentive based on company performance. Our
Compensation Committee established annual cash incentive opportunities for fiscal 2025 for the named executive officers in January 2024. Mr. Weingarten’s target cash incentive was increased from 100% to 125% to align with the competitive market. Except for Ms. Larson who joined in fiscal 2025, all other named executive officers’ target cash incentive percentages were unchanged from fiscal 2024. Ms. Larson’s cash incentive target was established when she joined the company in September 2024.
Potential annual cash incentive awards for our named executive officers under our cash incentive plan can range from zero to 150% of their respective target annual incentive opportunity.
In connection with Mr. Bernhardt’s transition from his role as our Chief Financial Officer in September 2024, the Company entered into a Separation and Release Agreement with Mr. Bernhardt which provided for, among other things, a lump sum payment equal to Mr. Bernhardt’s annual cash incentive opportunity for fiscal year 2025 through
December 31, 2024 on a pro-rated basis, assuming achievement at target levels; a more complete description of
Mr. Bernhardt’s Separation and Release Agreement is provided below in the section titled “—Executive Offer
Letters.”

Cash Incentive Payouts
For fiscal 2025, we introduced an updated set of metrics into the funding of our cash incentive program. The
Compensation Committee based cash incentive funding on several key metrics:

Metric	Weight	Fiscal 2025 Threshold	Fiscal 2025 Targets	Fiscal 2025 Maximum	Fiscal 2025 Results	Resulting Fiscal 2025 Payout
Revenue .............................	50%	$774.0M	$815.0M	$856.0M	$821.5M	108%
Non-GAAP Operating Margin(1) ............................	25%	(6.0)%	(4.0)%	(2.0)%	(3.1)%	123%
Strategic Objectives ..........	25%					100%

(1)We define non-GAAP Operating Margin as its respective GAAP measure, excluding stock-based compensation expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, acquisition related compensation costs and restructuring charges.
These metrics were established to maintain a focus on revenue growth, balanced with operational efficiency and profitability. Key metric performance resulted in overall corporate cash incentive funding of 110% for fiscal 2025.
In March 2025, our Compensation Committee approved the following cash incentive payouts based on both individual and financial performance to each named executive officer for fiscal 2025:

Name	Fiscal 2025 Target Cash Incentive Opportunity	Fiscal 2025 Target Annual Cash Incentive as a Percentage of Salary	Fiscal 2025 Cash Incentive Payout
Tomer Weingarten .....................	$875,000	125%	$962,500
Barbara Larson(1) ........................	$368,900	70%	$158,546
Richard Smith, Jr. ......................	$385,000	70%	$423,500
Keenan Conder ..........................	$270,000	60%	$297,000
“Vats”Narayanan Srivatsan(2) ....	$450,000	100%	$0
David Bernhardt(3) ......................	$325,500	70%	$0
(1)Ms. Larson was appointed as our Chief Financial Officer in September 2024. As a result, her fiscal 2025 target cash incentive opportunity and cash incentive payout were prorated.
(2)Mr. Srivatsan transitioned from his role as our Chief Business Officer to a non-employee consultant in January 2025, and in connection with his Separation and Release Agreement, forfeited his annual cash incentive opportunity for fiscal year 2025. For more information, see the sections below titled “—Executive Offer Letters” and “—Potential Payments upon Termination or Change of Control.”
(3)Pursuant to his Separation and Release Agreement, Mr. Bernhardt received, as part of his severance, a lump sum payment equal to Mr.
Bernhardt’s annual cash incentive opportunity for fiscal year 2025 through December 31, 2024 on a pro-rated basis, assuming achievement at target levels.  For more information, see the sections below titled “—Executive Offer Letters” and “—Potential Payments upon
Termination or Change of Control.”
Long-Term Incentive Program
A significant portion of executive pay is delivered as long-term incentives (equity awards), which are designed to align executive officers’ interests with stockholder interests, promote retention through the reward of long-term company performance, and encourage ownership in the Company.
In fiscal 2024, we introduced PSUs into the executive equity compensation plan. Equity awards are designed to encourage high performance by and long-term tenure for executive officers, thereby strongly aligning executive officers’ interests with the interests of our stockholders. The long-term incentive program is designed to drive long-
term stockholder value, as well as retain key talent over a sustained time period. During fiscal 2025, our long-term incentive awards consisted of PSUs and RSUs. Our RSUs and PSUs generally require four years of continuous service in order to completely vest (subject to the terms of each executive officers’ arrangements described in the section titled “—Potential Payments upon Termination or Change of Control”).
The Compensation Committee determines the size of equity grants according to each executive officer’s position. To do so, the Compensation Committee generally references the market data of our peer group companies as provided by Aon. The Compensation Committee also takes into consideration each executive officer’s recent performance history, the executive officer’s potential for future responsibility, and criticality of the executive officer’s work to the long-term success of the Company. The Compensation Committee has the discretion to give relative weight to each of these factors as it sets the size of the equity grant to appropriately create an opportunity for reward based on increasing stockholder value.
The Compensation Committee typically grants long-term incentive awards to executive officers in the first quarter of our fiscal year. The number of time-based RSUs and PSUs granted is determined by the trailing 30-
calendar day average of the closing price of our Class A common stock on the NYSE up to and including the grant date. RSUs vest quarterly over a four-year period. If performance goals are achieved, the PSUs vest annually over four years after each respective annual performance period is determined, with no additional service-based vesting requirement following certification of achievement of the performance criteria.
Our named executive officers received PSUs and RSUs in fiscal 2025 as follows:

Name	Fiscal 2025 LTI Award(1)	Total Target PSU Value(1)	RSU Value(1)
Tomer Weingarten ...............................	$19,000,000	$4,750,000	$14,250,000
Barbara Larson .....................................	$14,000,000	$3,500,000	$10,500,000
Richard Smith, Jr. ...............................	$10,000,000	$2,500,000	$7,500,000
Keenan Conder ....................................	$4,375,000	$1,093,750	$3,281,250
“Vats” Narayanan Srivatsan ...............	$5,000,000	$2,500,000	$2,500,000
David Bernhardt ...................................	$5,500,000	$1,375,000	$4,125,000
(1)Represents dollar amounts at target approved by the Compensation Committee for setting the numbers of shares granted to each participant;
does not reflect the grant date fair value or actual economic value realized by the participant, which will vary depending on the timing of the grant date fair value and also does not correspond to the actual economic value upon vesting of such awards. The number of shares subject to each award was determined using a 30-day calendar average at the time of grant.
Fiscal 2025 Performance-Based Equity
In fiscal 2025, the total target value of performance-based equity awards made up one-quarter of the total value of equity awards, except in the case of Mr. Srivatsan who had an equal split of RSUs and PSUs in connection with his letter agreement dated March 2024 (as described in the section titled “—Executive Offer Letters”).
PSUs are intended to further link executive pay with key corporate objectives. Other than those granted to Mr.
Srivatsan, PSUs granted in fiscal 2025 had multiple one-year performance periods measured over four years; thus, such PSUs are eligible to vest upon certification of performance criteria in 4 equal vesting tranches during each of fiscal 2025 to 2028. Each named executive officer has the opportunity to earn between 0% and 225% of their target
PSUs based on the achievement against Annual Recurring Revenue (“ARR”); Revenue and Non-GAAP Operating
Margin for each of fiscal 2025, 2026, 2027 and 2028. Achievement below threshold performance would result in no
PSU vesting with respect to that performance period; achievement at or above the maximum level would result in vesting of 225% of the target number of PSUs eligible for vesting. One-fourth of a named executive officer’s fiscal
2025 PSUs may be earned over each one-year period. At the beginning of each fiscal year, the Compensation
Committee sets the performance targets for such fiscal year, not later than the final day of the first fiscal quarter during the applicable fiscal year. After the conclusion of the fiscal year, the Compensation Committee certifies achieved performance for that fiscal year.
If we are subject to a Corporate Transaction (as defined in the PSU award agreements) prior to any applicable certification date for the fiscal 2025 PSUs, then each PSU for which the results of the applicable performance criteria have not yet been certified shall be deemed to have been achieved at 100% of target and shall become subject to time-based vesting through April 30 of the calendar year in which the applicable performance period for such PSUs would otherwise have ended.  Further, following such conversion to time-based vesting, the PSUs shall be subject to the treatment of equity described in any applicable Change in Control and Severance Agreement (as described in the section titled “—Potential Payments upon Termination or Change of Control”) and the definitive agreements governing such Corporate Transaction.

In structuring our PSUs, the Compensation Committee considered the difficulties involved in establishing long-
term performance goals. The Compensation Committee also carefully considered the implications of using one-year performance periods (as opposed to a single four-year period) and determined that the current approach was appropriate and supported by our peer group practice, and further, it ensures that the performance metrics are appropriately challenging. The Compensation Committee currently believes using revenue and non-GAAP operating margin in each of the cash and equity incentive programs is appropriate in order to focus management on what it believes are the most important metrics for growth.
The chart below shows the applicable fiscal 2025 performance metrics and our achievement against them.

Metric	Weight	Fiscal 2025 Threshold	Fiscal 2025 Targets	Fiscal 2025 Maximum	Fiscal 2025 Results	Resulting Fiscal 2025 Payout
ARR ..................................	37.5%	$911.0M	$959.0M	$1,079.0M	$920.1M	59%
Revenue .............................	37.5%	$774.0M	$815.0M	$917.0M	$821.5M	108%
Non-GAAP Operating Margin(1) ............................	25.0%	(6.0)%	(4.0)%	0.0%	(3.1)%	123%
(1)We define non-GAAP Operating Margin as its respective GAAP measure, excluding stock-based compensation expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, acquisition related compensation costs and restructuring charges.
Based on the performance metrics, PSUs for fiscal 2025 resulted in the vesting of approximately 93% of the target shares underlying the tranche for fiscal 2025.
In connection with Mr. Srivatsan’s transition from his role as our Chief Operating Officer to our Chief Business
Officer and pursuant to a letter agreement we entered into with Mr. Srivatsan in March 2024, a unique PSU award was granted to him with vesting based on the amount of revenue generated from contractual agreements established with certain strategic partners. It was determined that target level performance was obtained and thus the award vested at 100% of target.  For more information, see the sections titled “—Executive Offer Letters” and “—Potential
Payments upon Termination or Change of Control”
Policies and Practices Related to the Grant of Certain Equity Awards
We do not time equity grants to take advantage of a depressed stock price or an anticipated increase in stock price and generally make awards on predetermined dates to ensure that awards are not timed to take advantage of material non-public information. During fiscal 2025, no options were issued with an effective grant date during any period beginning four business days before the filing or furnishing of a Quarterly Report on Form 10-Q, Annual Report on
Form 10-K, or Current Report on Form 8-K that disclosed material non-public information, and ending one business day after the filing or furnishing of such reports.
Perquisites and Other Personal Benefits
Other than as noted below with respect to Mr. Weingarten’s security program, we do not regularly provide significant perquisites or other personal benefits to our named executive officers that are different from those generally made available to our employees or integral to their role. However, we may elect to provide such benefits in the future in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective, or for recruitment and retention purposes.
Security Program
In fiscal 2023, we approved a security program, pursuant to which we incur certain costs related to Mr.
Weingarten’s personal security, including the provision of security personnel, his use of Company-chartered private aircraft and ground transportation, and the installation and necessary maintenance of security measures in and around Mr. Weingarten’s residences. The Company’s security team determined that due to the conflicts in the
Middle East, there were heightened risks beginning in October 2023. We view the security program for Mr.
Weingarten as an integral part of our risk management program and as a necessary and appropriate business expense. However, because certain of the security protocols may be viewed as conveying a personal benefit under applicable SEC disclosure rules, we have reported the aggregate incremental costs of such measures in the “All

Other Compensation” column of the Summary Compensation Table in the section titled “—Executive Compensation
Tables—2025 Summary Compensation Table.”
Employee Benefits
We provide health, dental, vision, life, and disability insurance benefits to our named executive officers, on the same terms and conditions as provided to all other eligible U.S. employees.
We also sponsor a broad-based 401(k) plan intended to provide eligible U.S. employees with an opportunity to defer eligible compensation up to certain annual limits. We also match contributions up to 3% of salary for eligible
U.S. employees, with a cap of $2,500. Our named executive officers are eligible to participate in our employee benefit plans, including our 401(k) plan, on the same basis as our other employees.
Executive Stock Ownership Guidelines
In March 2024, our Board established Stock Ownership Guidelines for our executive officers. Our Stock
Ownership Guidelines are designed to encourage long-term stock ownership and more closely link the interests of our executives with those of our stockholders. Our Stock Ownership Guidelines provide that our executive officers should generally own common shares equal in value to (i) six times the annual base salary for our Chief Executive
Officer and (ii) three times the respective annual base salary for our executive officers, other than the CEO.
Compliance with our Stock Ownership Guidelines is required within five years of its adoption or when an individual becomes subject to the guidelines. Shares subject to unexercised options, whether or not vested, and unvested PSUs will not be counted for purposes of satisfying these guidelines. If a covered person has not met the stock ownership requirement by the applicable compliance deadline, then such person will be required to retain at least 50% of the total number of shares acquired by such person following the grant, exercise, or settlement of any equity award, as applicable. As of March 2025, all persons covered by our Stock Ownership Guidelines have either met the applicable stock ownership requirement or were on track to comply with our Stock Ownership Guidelines by the compliance deadline.
Employment Offer Letters and Severance and Change in Control Benefits
We have entered into executive offer letters with each of our named executive officers that set forth the terms of their employment, including initial base salaries and eligibility to earn a discretionary bonus, as well as standard confidential information and invention assignment agreements. Each of our named executive officers is employed
“at will.” These arrangements are further described under the section below titled “—Executive Offer Letters.”
Our named executive officers are entitled to certain severance and change in control benefits under the terms of severance and change in control agreements. Upon a qualifying termination outside of the change in control period, certain of our named executive officers are entitled to receive six to 12 months of base salary, Consolidated
Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) payments for the same number of months, and, solely as to our CEO in the event of a termination without “cause,” vesting accelerating of his outstanding equity awards (excluding any performance-based equity awards) as if he had completed an additional six months of continuing service. Upon a qualifying termination during the period beginning three months prior to and ending 12 months following a change in control, certain of our named executive officers are entitled to receive 12 to 18 months of base salary, COBRA payments for the same number of months, and full acceleration of then-outstanding but unvested equity awards, except that awards subject to performance criteria would accelerate if, and only to the extent, set forth in the applicable award agreement. Note, however, that any equity awards granted prior to March
24, 2021 remain subject to their original vesting acceleration provisions. These arrangements are further described under the section below titled “—Potential Payments Upon Termination or Change in Control.”
Other Compensation Policies
Insider Trading Policies and Procedures
We have insider trading policies and procedures that govern the purchase, sale, and other dispositions of its securities by our directors, officers and employees, and the Company itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and the listing standards of NYSE (our
“Insider Trading Policy”).  A copy of our Insider Trading Policy was filed as an exhibit to our Annual Report.
Hedging, Derivative Securities Transactions, Short Selling, and Pledging
Under our Insider Trading Policy, our employees (including our executive officers) and the non-employee members of our Board are prohibited from engaging in hedging or monetization transactions involving our securities, such as zero-cost collars and forward sale contracts, and may not contribute our securities to exchange funds in a manner that could be interpreted as having the effect of hedging in our securities. Further, our employees
(including our executive officers) and the non-employee members of our Board are prohibited from engaging in transactions involving options or other derivative securities on our securities, such as puts and calls, whether on an exchange or in any other market and from engaging in short sales of our securities, including short sales “against the box.”
Also, under our Insider Trading Policy, our employees (including our executive officers) and the non-employee members of our Board are prohibited from using or pledging our securities as collateral in a margin account or as collateral for a loan unless the pledge has been approved by the designated compliance administrator pursuant to the
Insider Trading Policy.
Exchange Act Rule 10b5-1 Plans
In accordance with our Insider Trading Policy, our Section 16 officers may not trade in our securities except pursuant to written plans, known as Rule 10b5-1 plans, in which they have contracted with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the executive officer or non-employee director when entering into the plan, without further direction from them. The executive officer or non-employee director may amend or terminate the plan in specified circumstances.
Compensation Recovery Policy
Our Board determined that it is in our best interests to ensure that all performance-based cash compensation and equity awards reflect actual performance. Consistent with such determination, our Board has adopted a
Compensation Recovery Policy in accordance with Rule 10D-1 of the Exchange Act and NYSE listing standards
(“Clawback Policy”).
Our Clawback Policy is administered by our Compensation Committee and enables us to recover certain incentive-based compensation from specified current and former executives in the event of an accounting restatement resulting from material noncompliance with any financial reporting requirements under the federal securities laws. Our Clawback Policy covers current and former executive officers, including all officers for purposes of Section 16 of the Exchange Act and applies to their incentive-based cash compensation, that is granted, earned or vested based wholly or in part on the attainment of any company financial reporting measure.
If we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Compensation Committee shall require any executive officer covered by our Clawback Policy to reimburse or forfeit to us the amount of incentive-based compensation received by such executive officer based on the financial statements prior to the restatement that exceeds the amount such executive officer would have received had the incentive-based compensation been determined based on the financial restatement. The Compensation
Committee will not consider the executive officer’s responsibility or fault or lack thereof in enforcing our Clawback
Policy to recoup the amount described above. In addition, if the Compensation Committee determines that the executive officer engaged in any fraud or intentional misconduct that materially contributes to or causes economic loss to the company, this may be independently considered a triggering event for clawing back incentive compensation, and we will use reasonable efforts to recover from such executive officer up to 100% of the incentive-based compensation received by such executive officer.

Vesting Acceleration Upon Death or Disability
Our Vesting Acceleration Due to Death or Disability Policy (“Death or Disability Policy”) provides for vesting acceleration of certain outstanding time-based equity awards (other than awards pursuant to our employee stock purchase plan) including outstanding equity awards and/or equity plans assumed by us in connection with acquisitions or strategic transactions (but excluding any equity awards that are revested in connection with any such transactions) held by our current employees (and the current employees of our subsidiaries) in the event that any covered employee dies or becomes “disabled” (as defined in our Death or Disability Policy).  In the event of the death or disability of any covered employees, any covered awards will accelerate and vest as if the applicable covered employee had remained in service for an additional 12-months, subject, in the case of disability, to the employee furnishing satisfactory documentation of such disability.
Tax and Accounting Considerations
The Compensation Committee takes the applicable tax and accounting requirements into consideration in designing and overseeing our executive compensation program.
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code disallows public companies a tax deduction for federal income tax purposes for remuneration in excess of $1 million paid to certain current and former executive officers who are
“covered employees.”
While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, our Compensation Committee also looks at other factors in making its decisions, as noted
above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.
Accounting for Stock-Based Compensation
The Compensation Committee considers accounting implications when designing compensation plans and arrangements for our executive officers and other employees. Chief among these is ASC 718, the standard which governs the accounting treatment of certain stock-based compensation. Among other things, ASC 718 requires us to record a compensation expense in our income statement for all equity awards granted to our executive officers and other employees. This compensation expense is based on the grant date “fair value” of the equity award and, in most cases, will be recognized on a straight-line basis over the award’s requisite service period (which, generally, will correspond to the award’s vesting schedule). This compensation expense is also reported in the compensation tables below, even though recipients may never realize any value from their equity awards.
No Gross-Ups
We have no obligation to provide, any executive officer, including any named executive officer, with a “gross-
up” or other reimbursement payment for any tax liability that he or she might owe because of the application of
Section 280G, 4999, or 409A of the Internal Revenue Code.
Compensation Risk Oversight
Our Compensation Committee is responsible for establishing our compensation philosophy and objectives, determining the structure, components and other elements of our programs, and reviewing and approving the compensation of our named executive officers. In consultation with management and Aon, our Compensation
Committee assessed our compensation plans, policies and practices for our named executive officers. We do not believe that our executive compensation program creates risks that are reasonably likely to have a material adverse effect on us.

Compensation Committee Report
This report of the Compensation Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, which we refer to as the
Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the
Exchange Act.
Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation
Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy
Statement.
The Compensation Committee
Mark S. Peek (Chair)
Daniel Scheinman
Teddie Wardi

Executive Compensation Tables
2025 Summary Compensation Table
The following table provides information concerning the total compensation of our named executive officers for services rendered to us in all capacities during fiscal 2025, fiscal 2024, and fiscal 2023, as applicable. Our named executive officers are entitled to the same health and welfare benefits that are generally applicable to our other employees.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)		Total ($)
Tomer Weingarten Co-Founder, President, CEO, and Chairman of our Board ......................	2025	700,000	—	16,556,346	962,500	746,620	(5)	18,965,466
	2024	600,000	—	15,054,808	660,000	229,280		16,544,088
	2023	600,000	660,000	12,027,805	—	234,557		13,522,362
Barbara Larson Chief Financial Officer(6) ...................	2025	204,213	—	11,271,975	158,546	26,041	(7)	11,660,775
Richard Smith, Jr. President, Product, Technology, and Operations .........................................	2025	550,000	—	8,713,875	423,500	1,688		9,689,063
	2024	450,000	—	10,753,441	297,000	1,688		11,502,129
	2023	450,000	297,000	3,708,574	—	2,500		4,459,199
Keenan Conder Chief Legal Officer and Corporate Secretary ...........................................	2025	450,000	—	3,812,055	297,000	6,077		4,565,132
	2024	425,000	—	4,704,672	280,500	2,500		5,412,672
	2023	424,375	280,500	2,004,609	—	3,563		2,713,047
“Vats” Narayanan Srivatsan Former Chief Operating Officer(8) .....	2025	421,023	—	4,063,323	—	246,199	(8)	4,730,545
	2024	450,000	—	5,376,721	495,000	2,500		6,324,221
	2023	373,295	395,428	14,188,118	—	3,625		14,959,341
David Bernhardt Former Chief Financial Officer(9) ......	2025	426,250	—	8,607,016	—	551,630	(9)	9,584,896
	2024	425,000	—	6,452,059	280,500	6,395		7,163,954
	2023	425,000	280,500	4,009,256	—	3,564		4,718,320
(1)For each of the named executive officers, the amounts represent discretionary bonuses earned in fiscal 2023 pursuant to each named executive officer’s respective offer letters.
(2)The amounts reported in these columns represent the grant date fair value of the PSUs and RSUs, as applicable, granted to our named executive officers during fiscal 2025, fiscal 2024, and fiscal 2023 as computed in accordance with FASB ASC 718. With respect to
Mr. Bernhardt, as discussed in the section below entitled “—Executive Offer Letters,” in September 2024, the Compensation Committee
accelerated the vesting of certain equity grants in connection with his transition from his role as our Chief Financial Officer. As a result, the incremental accounting expense reflecting the acceleration of the payment in accordance with FASB ASC 718 is included in Mr.
Bernhardt’s amount for fiscal 2025. Note that the amounts reported in these columns reflect the accounting cost for these RSUs, PSUs, and stock options and do not correspond to the actual economic value that may be received by our named executive officers from the RSUs,
PSUs, and stock options.
(3)Includes executive PSUs granted during fiscal 2025 and fiscal 2024. See the below section titled “—2025 Grants of Plan-Based Awards
Table” for more information on the value of the PSUs included for each executive. The grant date fair values for the PSU grants are based upon the probable outcome of the performance conditions associated with these PSU awards as of the grant date as computed in accordance with FASB ASC 718. As of the end of fiscal 2024, the performance criteria were not met and thus, payout for the PSUs granted in fiscal 2024 was $0. For fiscal 2025, assuming the maximum performance level, the grant date fair value of the PSU awards would have been $2,171,337 for Mr. Weingarten; $1,950,911 for Ms. Larson; $1,142,804 for Mr. Smith; $500,007 for Mr. Conder; $2,539,599 for Mr.
Srivatsan; and $628,571 for Mr. Bernhardt. These PSU awards are more fully described in the section titled “—Compensation Discussion and Analysis—Fiscal 2025 Performance-Based Equity.” Because the performance criteria for subsequent fiscal years have not yet been determined, the value of the PSUs eligible to vest in such subsequent fiscal years is not yet determinable and is not included in this table.
We will include the values of PSUs eligible to vest in subsequent fiscal years following determination of the applicable performance criteria.
(4)For each of the named executive officers, the amounts reported for fiscal 2025 and fiscal 2024 reflect the cash incentive payments received by such named executive officers under our annual cash incentive plan based on achievement of predetermined performance goals and individual achievement with respect to fiscal 2025 and fiscal 2024 performance, respectively.
(5)For fiscal 2025, the amount consists the following incremental expenses: (i) $4,200 for the cell phone and internet perquisite, in addition to the cell phone and internet perquisites generally available to company employees, and (ii) $742,420 for the provision of personal security services for Mr. Weingarten and his family at his family’s residences and during personal travel pursuant to Mr. Weingarten’s overall security program. The Company’s security team determined that due to the conflicts in the Middle East, there were heightened risks during fiscal 2024. On occasion, guests of Mr. Weingarten, including other company personnel, also accompanied him on business travel, for which there was de minimis incremental cost to the Company.  For more information regarding Mr. Weingarten’s overall security program, see the section titled “—Compensation Discussion and Analysis—Perquisites and Other Personal Benefits.”
(6)Ms. Larson was appointed as our Chief Financial Officer in September 2024.
(7)For fiscal 2025, the amount includes $22,222 for housing expenses.
(8)Mr. Srivatsan joined the Company on April 4, 2022. As of March 19, 2024, Mr. Srivatsan transitioned from his role as our Chief Operating
Officer to our Chief Business Officer, and was no longer considered an executive officer of the Company. Mr. Srivatsan remained as our
Chief Business Officer until January 6, 2025, and since then, has been serving as a consultant to the Company, with the term of his consulting services set to end on January 6, 2026. The amount for Mr. Srivatsan for fiscal 2025 under the “All Other Compensation”
column includes his severance payment received in connection with his transition of roles. For more information, see the section below titled “— Executive Offer Letters.”
(9)As of September 11, 2024, Mr. Bernhardt transitioned from his role as our Chief Financial Officer and was no longer considered an executive officer of the Company.  Mr. Bernhardt remained as an advisor to the Company until departing the Company on December 31,
2024.  The amount for Mr. Bernhardt for fiscal 2025 under the “All Other Compensation” column includes his severance payment received in connection with his transition of roles. For more information, see the section below titled “—Executive Offer Letters.”
Fiscal 2022 Performance Award
In March 2021, our Board, with participation by every independent member of our Board, granted performance stock option awards to Mr. Weingarten and Mr. Bernhardt (collectively, the “Performance Awards”). The
Performance Awards are comprised of a 10-year term option to purchase 1,304,605 shares of our Class B common stock (in the case of Mr. Weingarten) and 100,000 shares of our Class B common stock (in the case of Mr.
Bernhardt). The Performance Awards have an exercise price of $9.74 per share, which our Board determined was equal to the fair market value of our common stock on the date of the grants. During fiscal 2025, Mr. Bernhardt employment was terminated, resulting in the cancellation of certain milestone options.
The Performance Awards vests 100% upon the earlier of (a) our achieving a market capitalization (as reported in the Wall Street Journal) of not less than $20 billion over not less than 90 consecutive trading days, or (b) a
“change of control” as defined in the 2013 Plan, in which our equity holders receive proceeds of no less than $20 billion at closing (collectively, the “Milestone Events”), in each case, subject to the recipient remaining continuously employed as our Chief Executive Officer or Chief Financial Officer, as applicable, at all times from the date of grant through the applicable Milestone Event.
For the avoidance of doubt, in the event of a “change of control” in which equity holders receive proceeds of less than $20 billion at closing or if we achieve a market capitalization of less than $20 billion, the Performance
Awards shall remain outstanding and eligible to vest.

2025 Grants of Plan-Based Awards Table
The following table provides information concerning each grant of an award made for fiscal 2025, for each of our named executive officers under any compensation plan. This information supplements the information about these awards set forth in the 2025 Summary Compensation Table.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock (#)	Grant Date Fair Value of Share Awards ($)(1)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maxi- mum ($)	Threshold (#)	Target (#)	Maxi- mum (#)			Plan
Tomer Weingarten	Cash Incentive	—	437,500	875,000	1,312,500	—	—	—	—	—	—
	RSU	2/15/2024(2)	—	—	—	—	—	—	519,710	15,591,300	2021
	PSU	3/15/2024(3)	—	—	—	21,843	43,687	98,295	43,687	965,046	2021
Barbara Larson(4) .....	Cash Incentive	—	184,450	368,900	553,350	—	—	—	—	—	—
	RSU	9/16/2024(5)	—	—	—	—	—	—	448,487	10,404,898	2021
	PSU	9/16/2024(3)	—	—	—	18,687	37,374	84,091	37,374	867,077	2021
Richard Smith, Jr. ....	Cash Incentive	—	192,500	385,000	577,500	—	—	—	—	—	—
	RSU	2/15/2024(2)	—	—	—	—	—	—	273,532	8,205,960	2021
	PSU	3/15/2024(3)	—	—	—	11,496	22,993	51,734	22,993	507,915	2021
Keenan Conder .......	Cash Incentive	—	135,000	270,000	405,000	—	—	—	—	—	—
	RSU	2/15/2024(2)	—	—	—	—	—	—	119,661	3,589,830	2021
	PSU	3/15/2024(3)	—	—	—	5,030	10,060	22,635	10,060	222,225	2021
“Vats” Narayanan Srivatsan(6) .	Cash Incentive	—	225,000	450,000	675,000	—	—	—	—	—	—
	RSU	3/15/2024(2)	—	—	—	—	—	—	91,972	2,031,661	2021
	PSU	3/15/2024(3)	—	—	—	(7)	91,972	114,966	91,972	2,031,661	2021
David Bernhardt(8)	Cash Incentive	—	162,750	325,500	488,250	—	—	—	—	—	—
	RSU	2/15/2024(2)	—	—	—	—	—	—	150,442	4,513,260	2021
	RSU Modification	9/10/2024	—	—	—	—	—	—	173,089	3,745,646	2021
	Option Modification	9/10/2024	—	—	—	—	—	—	1,751,098	68,738	2013
	PSU	3/15/2024(3)	—	—	—	6,323	12,647	28,455	12,647	279,372	2021
(1)The amounts reported in this column represent the grant date fair value of the RSUs and PSUs granted to our named executive officers during fiscal 2025 as computed in accordance with ASC 718. Note that the amounts reported in this column reflect the accounting cost for these RSUs and PSUs and do not correspond to the actual economic value that may be received by our named executive officers from such
RSUs and such PSUs. With respect to Mr. Bernhardt, as discussed in the section below titled “—Executive Offer Letters,” in September
2024, the Compensation Committee accelerated the vesting of certain equity grants in connection with his transition from his role as our
Chief Financial Officer to an advisor to the Company. As a result, the incremental accounting expense reflecting the acceleration of the payment in accordance with FASB ASC 718 is included in Mr. Bernhardt’s amount for fiscal 2025.
(2)Except for Mr. Srivatsan, the RSUs vest over a four-year period, with 1/16th of the RSUs vesting quarterly, in each case provided the named executive officer remains employed with the Company though each vesting date. For Mr. Srivatsan, the RSUs vest over a two-year period, with 1/8th of the RSUs vesting quarterly.
(3)The PSUs are subject to performance-based vesting conditions and are scheduled to vest on the certification of achieving corporate milestones, in each case provided the named executive officer remains employed with the Company through the certification of such performance conditions.
(4)Ms. Larson was appointed as our Chief Financial Officer in September 2024.
(5)The RSUs vest over a four-year period, with 25% of the RSUs vesting on October 5, 2025 and 1/16th of the RSUs vesting quarterly thereafter, in each case provided that Ms. Larson remains employed with the Company though each vesting date.

(6)On March 19, 2024, Mr. Srivatsan transitioned from his role as our Chief Operating Officer to our Chief Business Officer, and was no
longer considered an executive officer of the Company. Mr. Srivatsan remained as our Chief Business Officer until January 6, 2025, and since then, has been serving as a consultant to the Company, with the term of his consulting services set to end on January 6, 2026.
(7)The PSU has no minimum threshold performance criteria; awards commence at zero payout and increase proportionally according to actual performance.
(8)As of September 11, 2024, Mr. Bernhardt transitioned from his role as our Chief Financial Officer and was no longer considered an executive officer of the Company.  Mr. Bernhardt remained as an advisor to the Company until departing the Company on December 31,
2024.
Outstanding Equity Awards at Fiscal Year-End Table
The following table presents information concerning all outstanding equity awards held by each of our named executive officers as of January 31, 2025.

		Option Awards(1)					Stock Awards(1)
Name	Grant Date	Number of Securiti es Underly ing Unexerc ised Options (#) Exercisa ble	Number of Securities Underlying Unexercise d Options (#) Unexercisa ble	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Opti on Exer cise Price ($)	Option Expiratio n Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearne d Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearne d Shares, Units or Other Rights That Have Not Vested ($)

Tomer Weingarten ..	3/8/2019	147,135	—	—	1.20	3/7/2029	—	—	—	—
	3/27/2020	17,483	—	—	2.27	3/26/2030	—	—	—	—
	3/24/2021	2,747,618	1,217,344(3)	—	9.74	3/23/2031	—	—	—	—
	3/24/2021	—	—	1,304,605(4)	9.74	3/23/2031	—	—	—	—
	3/17/2022	—	—	—	—	—	99,780(5)	2,389,731	—	—
	2/15/2023	—	—	—	—	—	389,827(6)	9,336,357	—	—
	2/15/2024	—	—	—	—	—	422,265(7)	10,113,247	—	—
	3/15/2024(8)	—	—	—	—	—	—	—	43,687	1,046,304
Barbara Larson .........	9/16/2024	—	—	—	—	—	448,487(9)	10,741,264	—	—
	9/16/2024(8)	—	—	—	—	—	—	—	37,374	895,107
Richard Smith, Jr. .....	3/24/2021	—	14,584(10)	—	9.74	3/23/2031	—	—	—	—
	3/17/2022	—	—	—	—	—	30,766(5)	736,846	—	—
	2/15/2023	—	—	—	—	—	278,448(6)	6,668,830	—	—
	2/15/2024	—	—	—	—	—	222,245(7)	5,322,768	—	—
	3/15/2024(8)	—	—	—	—	—	—	—	22,993	550,682
Keenan Conder .........	9/9/2021	—	—	—	—	—	21,127(11)	505,992	—	—
	3/17/2022	—	—	—	—	—	16,630(5)	398,289	—	—
	2/15/2023	—	—	—	—	—	121,823(6)	2,917,661	—	—
	2/15/2024	—	—	—	—	—	97,225(7)	2,328,539	—	—
	3/15/2024(8)	—	—	—	—	—	—	—	10,060	240,937
“Vats” Narayanan Srivatsan(12) .	4/6/2022	—	—	—	—	—	125,072(13)	2,995,474	—	—
	2/15/2023	—	—	—	—	—	139,224(6)	3,334,415	—	—
	3/15/2024(8)	—	—	—	—	—	57,483	1,376,718	—	—
David Bernhardt(14)	10/1/2020	1,350,000	—	—	3.02	9/30/2030	—	—	—	—
	3/17/2022	—	—	—	—	—	26,608(5)	637,262	—	—
	2/15/2023	—	—	—	—	—	74,253(6)	1,778,359	—	—
	2/15/2024	—	—	—	—	—	37,611(7)	900,783	—	—
(1)Each stock option was granted pursuant to our 2013 Equity Incentive Plan (“2013 Plan”), except otherwise noted below. Each RSU was awarded pursuant to our 2021 Plan.
(2)The market value of the awards were calculated by multiplying the number of shares underlying the awards by $23.95, which was the closing price of a share of our Class A common stock as of January 31, 2025.
(3)This stock option vests monthly over 60-months in equal installments starting on March 24, 2021, subject to continued service through the applicable vesting date. For additional information as to acceleration upon a change in control see the section titled “—Potential Payments upon Termination or Change of Control.”
(4)Includes Performance Awards that are subject to performance-based vesting conditions and are scheduled to vest on the achievement of various corporate milestones, subject to the named executive officer’s continued service with us through the certification of such performance conditions. For additional information see the section titled “—Fiscal 2022 Performance Award.”
(5)1/16th of the RSUs subject to the award vested on May 5, 2022 and an additional 1/16th of the RSUs shall vest quarterly thereafter, subject to continued service through the applicable vesting date. For additional information as to acceleration upon a change in control see the section titled “—Potential Payments upon Termination or Change of Control.”
(6)1/16th of the RSUs subject to the award vested on June 5, 2023 and an additional 1/16th of the RSUs shall vest quarterly thereafter, subject to continued service through the applicable vesting date. For additional information as to acceleration upon a change in control see the section titled “—Potential Payments upon Termination or Change of Control.”
(7)1/16th of the RSUs subject to the award vested on June 5, 2024 and an additional 1/16th of the RSUs shall vest quarterly thereafter, subject to continued service through the applicable vesting date. For additional information as to acceleration upon a change in control see the section titled “—Potential Payments upon Termination or Change of Control.”
(8)Includes Performance Awards that are subject to performance-based vesting conditions which are scheduled to vest on the achievement of various corporate milestones, subject to the named executive officer’s continued service with us through the certification of such performance conditions. For additional information, see the section titled “—Compensation Discussion and Analysis—Fiscal 2025
Performance-Based Equity.”
(9)1/4th of the RSUs subject to the award will be vested on October 5, 2025 and an additional 1/16th of the RSUs shall vest quarterly thereafter, subject to continued service through the applicable vesting date. For additional information as to acceleration upon a change in control see the section titled “—Potential Payments upon Termination or Change of Control.”
(10)This stock option vests monthly over 36-months in equal installments starting January 24, 2022, subject to continued service through the applicable vesting date. For additional information as to acceleration upon a change in control see the section titled “—Potential Payments upon Termination or Change of Control.”
(11)1/16th of the RSUs subject to the award vested on December 5, 2021 and an additional 1/16th of the RSUs shall vest quarterly thereafter, subject to continued service through the applicable vesting date. For additional information as to acceleration upon a change in control see the section titled “—Potential Payments upon Termination or Change of Control.”
(12)As of March 19, 2024, Mr. Srivatsan transitioned from his role as our Chief Operating Officer to our Chief Business Officer, and was no
longer considered an executive officer of the Company. Mr. Srivatsan remained as our Chief Business Officer until January 6, 2025, and since then, has been serving as a consultant to the Company, with the term of his consulting services set to end on January 6, 2026..
(13)The RSUs service-vest over a four-year period, with 1/4th of the RSUs vesting on April 5, 2023 and 1/16th of the RSUs vesting quarterly thereafter, subject to continued service through the applicable vesting date. For additional information as to acceleration upon a change in control see the section titled “—Potential Payments upon Termination or Change of Control.”
(14)As of September 11, 2024, Mr. Bernhardt transitioned from his role as our Chief Financial Officer and was no longer considered an executive officer of the Company. Mr. Bernhardt remained as an advisor to the Company until departing the Company on December 31,
2024.
2025 Stock Option Exercises and Stock Vested Table
The following table presents, for each of our named executive officers, information in connection with the exercise of stock options during fiscal 2025 and the vesting of stock awards during fiscal 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)(2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)
Tomer Weingarten ...........................	2,010,012	32,756,541	350,524	7,932,135
Barbara Larson .................................	—	—	—	—
Richard Smith, Jr. ............................	199,750	2,653,928	199,654	4,499,015
Keenan Conder ................................	—	—	118,052	2,666,327
“Vats” Narayanan Srivatsan ............	—	—	196,424	4,398,178
David Bernhardt ...............................	491,098	10,860,776	129,068	2,924,958
(1)These values assume that the fair market value of the Class B common stock underlying certain of the stock options, which is not listed or approved for trading on or with any securities exchange or association, is equal to the fair market value of our Class A common stock. Each share of Class B common stock is convertible into one share of Class A common stock at any time at the option of the holder or upon certain transfers of such shares.

(2)The aggregate value realized upon the exercise of a stock option represents the difference between the aggregate market price of the shares of our Class A common stock (which for any stock option with respect to Class B common stock is assumed to be equal to our Class A common stock as described in footnote (1) above) on the date of exercise and the aggregate exercise price of the stock option.
(3)The aggregate value realized upon the vesting and settlement of an RSU represents the aggregate market price of the shares of our Class A common stock on the date of settlement.
Executive Offer Letters
We have entered into offer letters with each of our named executive officers setting forth the terms and conditions of employment for each of our named executive officers.
Tomer Weingarten
In May 2021, we entered into a confirmatory offer letter with Mr. Weingarten. The letter agreement does not have a specific term and provides that Mr. Weingarten is an at-will employee. Mr. Weingarten is eligible to receive variable cash incentive compensation in accordance with our cash incentive policies and at the sole discretion of our
Board. As of January 31, 2025, Mr. Weingarten’s annual base salary was $700,000 and his target annual cash incentive was $875,000.
Barbara Larson
In September 2024, we entered into an offer letter with Ms. Larson. The letter agreement does not have a specific term and provides that Ms. Larson is an at-will employee. Pursuant to the offer letter, Ms. Larson has (i) an annual base salary of $527,000 and (ii) a target annual cash incentive opportunity of 70% of her annual base salary.
The offer letter provides that the Company provide three months of temporary housing proximate to its headquarters in Mountain View, CA, not to exceed $20,000 or as otherwise agreed by the Company. Moreover, pursuant to the letter agreement, Ms. Larson received an RSU and PSU award with an aggregate value of $14 million (the
“Aggregate Equity Value”), where the RSU portion of the award is 75% of the Aggregate Equity Value and the PSU portion of the award is the remaining 25%.
Richard Smith, Jr.
In May 2021, we entered into a confirmatory offer letter with Mr. Smith. The letter agreement does not have a specific term and provides that Mr. Smith is an at-will employee. Mr. Smith is eligible to receive variable cash incentive compensation in accordance with our cash incentive policies and at the sole discretion of our Board. As of
January 31, 2025, Mr. Smith’s annual base salary was $550,000 and his target annual cash incentive was $385,000.
Keenan Conder
In June 2021, we entered into an offer letter with Mr. Conder, effective August 2021, when Mr. Conder commenced his employment with us. The letter agreement does not have a specific term and provides that Mr.
Conder is an at-will employee. Mr. Conder is eligible to receive variable cash incentive compensation in accordance with our cash incentive policies and at the sole discretion of our Board. As of January 31, 2025, Mr. Conder’s annual base salary was $450,000 and his target annual cash incentive was $270,000.
“Vats” Narayanan Srivatsan
In February 2022, we entered into an offer letter with Mr. Srivatsan, effective April 2022 when Mr. Srivatsan commenced his employment with us. The letter agreement did not have a specific term and provided that
Mr. Srivatsan is an at-will employee. Mr. Srivatsan was eligible to receive variable cash incentive compensation in accordance with our cash incentive policies and at the sole discretion of our Board. As of January 31, 2024,
Mr. Srivatsan’s annual base salary was $450,000 and his target annual cash incentive was $450,000.
In March 2024, we entered into a letter agreement with Mr. Srivatsan, effective March 2024, pursuant to which
Mr. Srivatsan transitioned from the role of Chief Operating Officer to the role of Chief Business Officer.
Mr. Srivatsan’s service in the role of Chief Business Officer did not have a specific term and did not change his status as an at-will employee or his cash compensation from the Company.

Pursuant to the letter agreement with Mr. Srivatsan, the period during which Mr. Srivatsan may assert “good reason” pursuant to his change in control and severance agreement due to his transition to the role of Chief Business
Officer was extended through December 31, 2024.  If Mr. Srivatsan provided notice of his intent to assert “good reason,” or if we provided Mr. Srivatsan with notice of a termination without “cause,” in either case on or prior to
December 31, 2024, then, subject to Mr. Srivatsan’s compliance with the requirements of his change in control and severance agreement, we would enter into a consulting services agreement with Mr. Srivatsan and pursuant to such consulting agreement, Mr. Srivatsan would remain eligible to vest in his outstanding RSU awards for twelve months from the date the consulting services agreement is entered into but will cease to receive a base salary and cease to be eligible for a cash incentive.
Further, in connection with the letter agreement, Mr. Srivatsan was granted two new equity awards in March
2024: an award of RSUs with a target value of $2,500,000 and an award of PSUs with a target value of $2,500,000 and a maximum value of $3,125,000. The RSU award is subject to quarterly time-based vesting over a period of two-years. The PSU award was subject to performance-based vesting based on the amount of revenue generated from contractual agreements established with certain strategic partners of the Company during the period commencing on February 1, 2024 and ending on December 31, 2024.
In January 2025, we entered into a Separation and Release Agreement and a Consulting Services Agreement
with Mr. Srivatsan. The Separation and Release Agreement is described below in the section titled “—Potential
Payments upon Termination or Change of Control.” The Consulting Services Agreement provides that Mr. Srivatsan will provide his services to us as an independent contractor through January 6, 2026, and will remain eligible to vest in his outstanding RSU awards until January 6, 2026, or to the extent earlier, the date of termination of services under the Consulting Services Agreement.
David Bernhardt
In May 2021, we entered into a confirmatory offer letter with Mr. Bernhardt. The letter agreement did not have a specific term and provided that Mr. Bernhardt was an at-will employee. Mr. Bernhardt was eligible to receive variable cash incentive compensation in accordance with our cash incentive policies and at the sole discretion of our
Board. Prior to his separation from the Company, Mr. Bernhardt’s annual base salary was $465,000 and his target annual cash incentive was $325,500.
Mr. Bernhardt transitioned from his position as our Chief Financial Officer in September 2024.  In connection with this transition, Mr. Bernhardt entered into a separation and release agreement with us as described below in the section titled “—Potential Payments upon Termination or Change of Control.”
Potential Payments upon Termination or Change of Control
We adopted arrangements for our named executive officers that provide for payments and benefits on termination of employment or upon a termination in connection with a change of control.
Under these arrangements, in the event that any of our named executive officers, are terminated without “cause”
or resigns for “good reason” within three months before or twelve months following a “change of control” of the
Company, he or she will be entitled to: (i) an amount equal to twelve months (eighteen months for Mr. Weingarten)
of his or her base salary at the rate in effect immediately prior to such termination plus his or her then-current annual target cash incentive opportunity, payable in a cash lump-sum and (ii) to the extent the named executive officer timely elects to receive continued coverage under our group-healthcare plans, we will continue to pay the employer portion of the participant’s premium payments for such continued coverage for a period ending on the earlier of (x)
twelve months following the termination date (eighteen months for Mr. Weingarten) and (y) the date that the named executive officer becomes eligible for coverage under another employer’s plans. In addition, each of our named executive officer’s outstanding equity awards, excluding awards that would otherwise vest contingent upon remaining-unsatisfied performance criteria, will become vested and exercisable, as applicable, with respect to 100%
of the underlying shares. All such severance payments and benefits will be subject to each named executive officer’s execution of a general release of claims against us.
Additionally, in the event that our named executive officers are terminated without “cause” or resign for “good reason” outside of the period of three months before or twelve months after a “change of control,” he or she will be entitled to (i) an amount equal to six months (twelve months for Mr. Weingarten) of his or her base salary at the rate in effect immediately prior to such termination, payable in a cash lump-sum and (ii) to the extent the named executive officer timely elects to receive continued coverage under our group-healthcare plans, we will continue to pay the employer portion of the participant’s premium payments for such continued coverage for a period ending on the earlier of (x) six months following the termination date (twelve months for Mr. Weingarten) and (y) the date that the named executive officer becomes eligible for coverage under another employer’s plans. Finally, in the event that
Mr. Weingarten is terminated without “cause,” the vesting of each of his outstanding equity awards, excluding awards that would otherwise vest contingent upon remaining-unsatisfied performance criteria, shall accelerate as if he had completed an additional six months of continuous service. All such severance payments and benefits will be subject to each named executive officer’s execution of a general release of claims against us.
Outstanding equity awards granted to our named executive officers on or after March 24, 2021, are and will be governed by the rules described above, whereas outstanding equity awards granted to our named executive officers, prior to March 24, 2021, will remain subject to their original specific acceleration terms. For the avoidance of doubt, the stock option awards, granted to Messrs. Weingarten and Smith on March 24, 2021 will be governed by the rules described in the preceding paragraphs.
Outstanding equity awards granted prior to March 24, 2021 to our named executive officers will therefore become vested and exercisable, as applicable, with respect to 50% of the underlying shares in the event that (i) they are terminated without “cause” or resign for “good reason” or (ii) in the event of a “change of control” of the
Company, and with respect to 100% of the underlying shares in the event that they are terminated without “cause” or resigns for “good reason” within three months before or twelve months following a “change of control” of the
Company.
As to the fiscal year 2025 PSUs, if we are subject to a Corporate Transaction (as defined in the applicable PSU award agreements) prior to any applicable certification date for the fiscal 2025 PSUs, then each PSU for which the results of the applicable performance criteria have not yet been certified shall be deemed to have been achieved at
100% of target and shall become subject to time-based vesting through April 30 of the calendar year in which the applicable performance period for such PSUs would otherwise have ended. Further, following such conversion to time-based vesting, the PSUs shall be eligible for vesting acceleration pursuant to the terms described above and will otherwise be subject to the definitive agreements governing such Corporate Transaction.
“Vats” Narayanan Srivatsan
In connection with Mr. Srivatsan’s transition, the Company entered into a Separation and Release Agreement with Mr. Srivatsan in January 2025, which provides for certain benefits, including (i) a lump sum payment equal to six months’ base salary, less applicable state and federal payroll deductions, and (ii) a lump sum payment equal to the monthly insurance premium payments Mr. Srivatsan would be required to pay for health benefits under COBRA, for a period of six months.
Further, in connection with the Separation and Release Agreement, the Company and Mr. Srivatsan entered into a Consulting Services Agreement the term of which will end on January 6, 2026. The consideration payable pursuant to the Consulting Services Agreement includes continued vesting in certain of Mr. Srivatsan’s outstanding
RSUs grants. The Separation and Release Agreement includes a general release of claims in favor of the Company.
If during the term of the Consulting Services Agreement a change in control (as defined therein) is consummated,
Mr. Srivatsan’s RSU grants that remained eligible to vest pursuant to the terms of the Consulting Services
Agreement shall either continue to vest through January 6, 2026, or shall otherwise be accelerated after the consummation of the transaction if that occurs prior to January 6, 2026.
David Bernhardt
In connection with Mr. Bernhardt’s transition, the Company entered into a Separation and Release Agreement with Mr. Bernhardt, which provides for certain benefits, including (i) a lump sum payment equal to six months’ base salary, less applicable state and federal payroll deductions, (ii) a lump sum payment equal to Mr. Bernhardt’s annual bonus opportunity for fiscal year 2025 through the Consulting Termination Date (as defined below) on a pro-rated basis, assuming achievement at target levels, less applicable state and federal payroll deductions, (iii) a lump sum payment equal to the monthly insurance premium payments Mr. Bernhardt would be required to pay for health benefits under COBRA, for a period of six months, and (iv) twelve months of accelerated vesting of each of Mr.
Bernhardt’s outstanding time-based stock options or restricted stock units, which will be effective following the

Consulting Termination Date (defined below). Further, pursuant to the Separation and Release Agreement, the
Company and Mr. Bernhardt entered into a Consulting Agreement (the “Consulting Agreement”) the term of which ended on December 31, 2024 (the “Consulting Termination Date”). The consideration payable pursuant to the
Consulting Agreement included: (i) a monthly amount equal to Mr. Bernhardt’s pro-rated base salary and
(ii) continued vesting in Mr. Bernhardt’s outstanding stock options and RSUs. The Separation and Release
Agreement includes a general release of claims in favor of the Company and certain restrictive covenants for a period of twelve months following the Consulting Termination Date.
Potential Payments Upon Termination or Change of Control Table
The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of our eligible named executive officers in accordance with the arrangements described above in effect on January 31, 2025. Except where otherwise noted, payments and benefits are estimated assuming that the triggering event took place on January 31, 2025, and the price per share of our Class A common stock is the closing price on the NYSE as of January 31, 2025 ($23.95). There can be no
assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

Named Executive Officer	Termination of Employment No Change-of-Control				Termination of Employment Change-of-Control
	Severance Payment ($)	Medical Benefits Continuation ($)	Accelerated Vesting of Equity Awards ($)	Total ($)	Severance Payment ($)	Medical Benefits Continuation ($)	Accelerated Vesting of Equity Awards ($)	Total ($)
Tomer Weingarten .	700,000	31,333	13,046,451	13,777,784	1,925,000	46,999	40,184,096	42,156,095
Barbara Larson(1) ....	263,500	12,993	—	276,493	895,900	25,986	11,636,371	12,558,257
Richard Smith Jr. ...	275,000	16,599	—	291,599	765,000	33,197	13,486,364	14,284,561
Keenan Conder .......	212,500	16,599	—	229,099	680,000	33,197	6,391,417	7,104,614
“Vats” Narayanan Srivastan(2) ..............	225,000	18,699	—	243,699	—	—	4,979,684	4,979,684
David Bernhardt(3) ..	530,430	18,699	3,745,646	4,294,775	—	—	—	—
(1)Ms. Larson was appointed as our Chief Financial Officer in September 2024.
(2)As of March 19, 2024, Mr. Srivatsan transitioned from his role as our Chief Operating Officer to our Chief Business Officer, and was no
longer considered an executive officer of the Company. Mr. Srivatsan remained as our Chief Business Officer until January 6, 2025, and since then, has been serving as a consultant to the Company, with the term of his consulting services set to end on January 6, 2026. For additional information regarding the payments made to Mr. Srivatsan pursuant to his Separation and Release Agreement, please see this section “Potential Payments upon Termination or Change of Control” and the section titled “— Executive Offer Letters” above.
(3)As of September 11, 2024, Mr. Bernhardt transitioned from his role as our Chief Financial Officer, and was no longer considered an executive officer of the Company. Mr. Bernhardt remained as an advisor to the Company until departing the Company on December 31,
2024. The accelerated vesting of his equity awards in the table above was calculated as of September 10, 2024, which was the modification date in accordance with ASC 718. For additional information regarding the payments made to Mr. Bernhardt pursuant to his Separation and
Release Agreement, please see this section titled “—Potential Payments upon Termination or Change of Control” and the section titled “—
Executive Offer Letters” above.
CEO Pay Ratio
Under Item 402(u) of Regulation S-K under the Securities Act and the rules adopted pursuant to the Dodd-
Frank Act, we are required to calculate and disclose the total compensation paid to our median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to Tomer Weingarten, our Chief Executive Officer (the “CEO Pay Ratio”).
Our median employee compensation in fiscal 2025 as calculated using Summary Compensation Table requirements was $209,233. Our Chief Executive Officer’s compensation in fiscal 2025 as reported in the Summary
Compensation Table was $18,965,466. Therefore, our CEO Pay Ratio for fiscal 2025 is approximately 91:1.

Methodology and Pay Ratio
We identified the median employee using our employee population on December 31, 2024 (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis, and excluding contractors and other non-employee workers).  Under the relevant rules, we are required to identify the median employee by use of a
“consistently applied compensation measure” (“CACM”). We chose a CACM that closely approximates the annual target total compensation of our employees. Specifically, we identified the median employee by aggregating, for each employee as of December 31, 2024: (1) annual base pay, (2) annual target cash incentive opportunity, and (3)
the grant date fair value for equity awards granted in fiscal 2025. In identifying the median employee, we annualized the compensation values of individuals that joined our Company during fiscal 2025. Compensation paid in foreign currencies was converted to U.S. dollars based on the average of daily exchange rates over the full 2024 calendar year. After applying our CACM methodology, we identified the median employee. Once the median employee was identified, we calculated the median employee's annual total compensation in accordance with the requirements of the Summary Compensation Table.
This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with the SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Neither the
Compensation Committee nor management of the Company used the CEO Pay Ratio measure in making compensation decisions.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item
402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officer, who is our CEO, and our other named executive officers (“Non-CEO NEOs”) and our performance for the fiscal years listed below.  The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning our pay-for-performance philosophy and how we structure our executive compensation to drive and reward performance, refer to the section titled “—Compensation Discussion and Analysis.” The information contained in this “—Pay Versus Performance” section will not be incorporated into any of our filings under the
Securities Act or the Exchange Act, except to the extent we specifically incorporate such information by reference therein. The amounts shown for “Compensation Actually Paid” have been calculated in accordance with Item 402(v)
of Regulation S-K and do not reflect compensation actually earned, realized, or received by our named executive officers; these amounts reflect the 2025 Summary Compensation Table total with certain adjustments as described in the following table and footnotes.

					Value of Initial Fixed $100 Investment Based on:
Fiscal Year	Summary Compensation Table Total for CEO(1)(2) ($)	Compensation Actually Paid to CEO(3) ($)	Average Summary Compensation Table Total for Non-CEO NEOs(4) ($)	Average Summary Actually Paid to Non-CEO NEOs(5) ($)	Total Stockholder Return(6) ($)	Peer Group Total Stockholder Return(7) ($)	Net Income (Loss)(8) ($ millions)	ARR(9) ($ millions)
2025 .......	18,965,466	(7,254,842)	8,046,082	1,646,566	56.35	172.45	(288.4)	920.1
2024 .......	16,544,088	83,237,906	7,600,744	21,594,219	63.06	139.33	(338.7)	724.4
2023 ........	13,522,362	(183,133,426)	8,746,750	(11,381,739)	35.51	92.83	(378.7)	521.7
2022 .......	95,395,534	352,126,254	9,324,321	17,064,767	105.29	110.11	(271.1)	278.0
(1) Mr. Weingarten our CEO, has served as our principal executive officer for the entirety of fiscal 2025, fiscal 2024, fiscal 2023, and fiscal 2022.
Our Non-CEO NEOs for fiscal 2025 were Ms. Larson and Messrs. Smith, Conder, Srivatsan, and Bernhardt; for fiscal 2024 were
Messrs. Bernhardt, Smith, Conder, and Srivatsan; for fiscal 2023, Messrs. Bernhardt, Smith, Conder, Srivatsan, and Nicholas Warner; and for
fiscal 2022, Messrs. Smith and Conder.

(2) Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table for the applicable year for our CEO and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for our Non-
CEO NEOs.
(3) Amounts for each fiscal year do not reflect the actual amount of compensation earned by or paid to Mr. Weingarten during the applicable year. The amounts reported in this column for fiscal 2025 were calculated by making the following adjustments to amounts reported for Mr.
Weingarten in the “Summary Compensation Table” in the “Total” column, in accordance with Item 402(v) of Regulation S-K:
a.We deducted $16.6 million  reported in the Summary Compensation Table, reflecting the grant date fair value of awards.
b.We added $11.2 million reflecting the fair value of awards granted in the fiscal year that were outstanding and unvested as of the end of the fiscal year.
c.We deducted $8.6 million  representing the change in fair value of any awards granted in prior years that were outstanding and unvested as of the end of the fiscal year.
d.We added $2.1 million  representing the change in fair value of awards that were granted and vested in the same fiscal year.
e.We deducted $8.2 million  representing the change in fair value for awards granted in prior years that vested in the fiscal year.
f.We deducted $6.2 million representing the fair value of awards as of the end of the prior fiscal year that were forfeited in the fiscal year.
PSU awards granted in fiscal 2024 failed to meet vesting conditions as of January 31, 2024 and therefore are not included in the table above. No dividends or earnings were paid, and there were no changes in pension values as we do not sponsor any pensions.
(4) Represents, for each applicable year, the average of the amounts reported in the “Summary Compensation Table” in the “Total” column for the Non-CEO NEOs as a group. The Non-CEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: for fiscal 2025, Messrs. Bernhardt, Conder, Smith, and Srivatsan and Ms. Larson; for fiscal 2024, Messrs. Bernhardt, Conder, Smith, and
Srivatsan; and for fiscal 2023, Messrs. Bernhardt, Conder, Smith, Srivatsan, and Warner. Mr. Warner received a lump sum severance payment of
$225,000 in fiscal 2023 in connection with his resignation on November 7, 2022.
(5) Amounts for each fiscal year do not reflect the actual average of reported amounts of compensation earned by or paid to the Non-CEO NEOs during the applicable year. The amounts reported in this column for fiscal 2025 were calculated by making the following adjustments to average total compensation for the Non-CEO NEOs, using the same methodology described above in footnote (3):
a.We deducted $7.3 million  reported in the Summary Compensation Table, reflecting the grant date fair value of awards.
b.We added $4.5 million reflecting the fair value of awards granted in the fiscal year that were outstanding and unvested as of the end of the fiscal year.
c.We deducted $0.5 million representing the change in fair value of any awards granted in prior years that were outstanding and unvested as of the end of the fiscal year.
d.We added $1.0 million representing the change in fair value of awards that were granted and vested in the same fiscal year.
e.We deducted $1.0 million representing the change in fair value for awards granted in prior years that vested in the fiscal year.
f.We deducted $3.1 million representing the fair value of awards as of the end of the prior fiscal year that were forfeited in the fiscal year.
No dividends or earnings were paid, and there were no changes in pension values as we do not sponsor any pensions.
(6) Assumes an initial investment of $100.00 in our Class A common stock on June 30, 2021, the date of our initial public offering. Historic stock price performance is not necessarily indicative of future stock price performance. There were no dividends or other earnings paid in the covered fiscal years.
(7) The peer group used for the purpose of this disclosure in each covered year is the S&P 500 Information Technology Index which we also use in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report. This column assumes $100.00 was invested in this peer group on June 30, 2021 (same period as used for footnote (6) above).
(8) The amounts shown reflect the net loss reported in our audited financial statements for the applicable fiscal year.
(9) We selected ARR as our company-selected measure because in fiscal 2025, the annual cash incentive was linked to ARR.
Analysis of the Information Presented in the Pay Versus Performance Table
“Compensation actually paid” (“CAP”), as required under the Securities Act, reflects cash compensation actually paid as well as adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers but does not reflect actual amounts paid out for those awards which can only be determined upon the ultimate sale of the stock underlying such awards. “Compensation actually paid” generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals (as applicable). We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. For a discussion of how our Compensation Committee assessed “pay-for-performance” and how our executive compensation program is designed to link executive compensation with the achievement of our financial and strategic objectives as well as stockholder value creation each year, see the section titled “—Compensation
Discussion and Analysis.”

CAP versus TSR
Below is a graph showing the relationship of compensation actual paid to our CEO and Non-CEO NEOs for fiscal 2022, fiscal 2023, fiscal 2024, and fiscal 2025 to total stockholder return (“TSR”) of both our Class A common stock and the S&P 500 Information Technology Index.

CAP vs TSR
CAP
$ in thousands
TSR
(Value of Initial
$100 Investment)
$400,000
$200,000
$0
$(200,000)
$(400,000)
$200
$150
$100
$50
$0
$352,126
$17,065
$110.11
$105.29
$(183,133)
$(11,382)
$92.83
$35.51
$83,238
$21,594
$139.33
$63.06
$(7,255)
$1,647
$172.45
$56.35
2022
2023
2024
2025
CAP to CEO
Average CAP to Non-CEO NEOs
S&P 500 IT Index Cumulative TSR
Company TSR

CAP versus Net Income (Loss)
Below is a graph showing the relationship of compensation actual paid to our CEO and Non-CEO NEOs for fiscal 2022, fiscal 2023, fiscal 2024, and fiscal 2025 to our net income (loss).

CAP vs Net Income
CAP
$ in thousands
Net Income
$ in Millions
$400,000
$200,000
$0
$(200,000)
$(400,000)
$0
$(100)
$(200)
$(300)
$(400)
$352,126
$17,065
$(183,133)
$(11,382)
$83,238
$21,594
$(7,255)
$1,647
$(271)
$(379)
$(339)
$(288)
2022
2023
2024
2025
CAP to CEO
Average CAP to Non-CEO NEOs
Net Income

CAP versus Company-Selected Measure
Below is a graph showing the relationship of compensation actual paid to our CEO and Non-CEO NEOs for fiscal
2022, fiscal 2023, fiscal 2024, and fiscal 2025 to our ARR.

CAP vs ARR
CAP
$ in thousands
ARR
$ in Millions
$400,000
$200,000
$0
$(200,000)
$(400,000)
$800
$600
$400
$200
$0
$352,126
$17,065
$278
$522
$(183,133)
$(11,382)
$724
$83,238
$21,594
$920
$1,647
$(7,255)
2022
2023
2024
2025
CAP to CEO
Average CAP to Non-CEO NEOs
ARR

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measure that we believe to have been the most important in linking Compensation Actually Paid to our CEO and Non-CEO NEOs to our Company performance. We did not use any other performance measures in linking Compensation Actually Paid to our CEO and Non-CEO NEOs to our
performance.

Financial Performance Measures
ARR
Revenue
Non-GAAP Operating Margin
Stock Price
Limitations on Liability and Indemnification Matters
Our Amended and Restated Certificate of Incorporation contains provisions that limit the liability of our directors and officers for monetary damages to the fullest extent permitted by the DGCL. Consequently, our directors and officers will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors and officers, except liability for:
•any breach of the director’s or officer’s duty of loyalty to us or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•a director for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in
Section 174 of the DGCL;
•any transaction from which the director or the officer derived an improper personal benefit; or

•any officer for any claim brought by or in the right of the corporation, such as a derivative claim in any action by or in the right of the corporation.
The directors or officers whose personal liability would be eliminated as described above consist of (i) a corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) an individual identified in public filings as one of the most highly compensated officers of the corporation; and (iii) an individual who, by written agreement with the corporation, has consented to be identified as an officer for purposes of Delaware’s long-arm jurisdiction statute.
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers, and certain of our other employees, in addition to the indemnification provided for in our Restated
Certificate of Incorporation and amended and restated bylaws. These agreements, among other things, require us to indemnify our directors, officers and key employees for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts actually and reasonably incurred by such director, officer or key employee in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which the person provides services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.
We believe that these provisions of our Restated Certificate of Incorporation and indemnification agreements are necessary to attract and retain qualified persons such as directors, officers, and key employees. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our Restated Certificate of Incorporation and amended and restated bylaws or in these indemnification agreements may discourage stockholders from bringing a lawsuit against our directors and officers for breaches of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Equity Compensation Plan Information
The following table summarizes information about our equity compensation plans as of January 31, 2025. As of
January 31, 2025, our equity compensation plans consisted of the SentinelOne, Inc. 2021 Equity Incentive Plan
(“2021 Plan”), the SentinelOne, Inc. 2013 Equity Incentive Plan (“2013 Plan”), the Attivo Networks, Inc. 2011
Equity Incentive Plan (“2011 Attivo Plan”), and the Scalyr, Inc. 2011 Stock Incentive Plan (“2011 Scalyr Plan”), as
well as the SentinelOne 2021 Employee Stock Purchase Plan (“ESPP”).

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted- average Exercise Price of Outstanding Options, Warrants and Rights ($)		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1) ..............	41,017,262	(2)	$6.37	(3)	52,854,150	(4)(5)
Equity compensation plans not approved by security holders(6) ........	164,100		1.60	(7)	—
Total ...............................................................................................	41,181,362		$6.31		52,854,150
(1)Includes the 2021 Plan and the 2013 Plan.  The amount in column (c) includes shares of our Class A common stock issuable under the
ESPP.

(2)Includes 28,182,562 shares of Class A common stock subject to options and RSUs and 12,834,700 shares of Class B common stock subject to options, RSUs, and PSUs outstanding as of January 31, 2025 that were issued under  the 2021 Plan and the 2013 Plan.  This amount does not include any shares issuable under ESPP.
(3)Indicates a weighted average price for 13,000,643 options under the 2021 Plan and the 2013 Plan.  It does not take into account RSUs or
PSUs, which do not have an exercise price.
(4)As of January 31, 2025, an aggregate of 41,803,691 shares of Class A common stock were available for issuance under the 2021 Plan.  The number of shares available for issuance under the 2021 Plan includes an annual increase on the first day of each fiscal year, by the number of shares equal to five (5%) of the aggregate number of outstanding shares of all classes of our common stock (on an as-converted basis) as of the immediately preceding January 31, or a lesser number as may be determined by our Compensation Committee, or by our Board acting in place of our Compensation Committee.
(5)As of January 31, 2025, an aggregate of 11,050,459 shares of Class A common stock were available for issuance under the ESPP.  The number of shares available for issuance under the ESPP will also include an annual increase on the first day of each fiscal year, by the number of shares equal to one percent (1%) of the aggregate number of outstanding shares of all classes of our common stock (on an as-
converted basis) as of the immediately preceding January 31, or a lesser number as may be determined by our Compensation Committee, or by our Board acting in place of our Compensation Committee.
(6)Includes 79,730 shares of Class A common stock subject to options as of January 31, 2025 and 84,370 shares of Class B common stock subject to options outstanding as of January 31, 2025, that, in each case, were assumed in connection with our acquisitions of Attivo
Networks, Inc. in May 2022 under the 2011 Attivo Plan and Scalyr, Inc. in February 2021 under the 2011 Scalyr Plan.
(7)Indicates a weighted average price for 164,100 options under the 2011 Attivo Plan and 2011 Scalyr Plan.

RELATED PERSON TRANSACTIONS
Related Person Transactions
The following is a summary of transactions since February 1, 2024 to which we have been or will be a party, in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors, nominees for director, promoters or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest, other than compensation arrangements which are described under the sections titled “Board of Directors and Corporate Governance—Compensation of Non-Employee Directors” and
“Executive Compensation.”
•Indemnification of Officers and Directors. We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our amended and restated bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers.
Policies and Procedures for Related Party Transactions
Our Board adopted a Related Party Transactions Policy which provides that our Audit Committee is responsible for reviewing and approving any related party transaction, taking into account whether the transaction is on an arms-length basis, whether there are business reasons for the transaction, whether the transaction would impair a director’s independence and whether the related party transaction would present an improper conflict of interest.
Our Related Party Transaction Policy applies to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we are to be a participant, the amount involved exceeds
$120,000 and a related person had or will have a direct or indirect material interest. Our Audit Committee approves all of our related party transactions.
We believe that we have executed all the transactions described above on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future related party transactions are approved by our Audit Committee, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

SECURITY OWNERSHIP
The following table sets forth the beneficial ownership of our capital stock as of April 30, 2025 by:
•each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our common stock;
•each of our named executive officers;
•each of our directors and nominees for director; and
•all executive officers and directors as a group.
Applicable percentage ownership is based on 316,858,809 shares of Class A common stock and 14,190,963 shares of Class B common stock outstanding at April 30, 2025. Shares of common stock issuable upon the exercise of stock options exercisable or pursuant to RSUs that may vest and settle within 60 days of April 30, 2025, are deemed to be outstanding and beneficially owned by the person holding the options, or the RSUs, for the purpose of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person.
Unless otherwise indicated in the footnotes below, each stockholder named in the following table possesses sole voting and investment power over the shares listed. The information does not necessarily indicate beneficial ownership for any other purpose. Unless otherwise noted below, the address of each person listed on the table is c/o
SentinelOne, Inc., 444 Castro Street, Suite 400, Mountain View, CA 94041.

	Shares Beneficially Owned				Total Voting Power
	Class A		Class B
Name of Beneficial Owners	Shares	%	Shares	%	%
Named Executive Officers and Directors:
Tomer Weingarten(1)	179,743	*	7,299,373	43.41%	22.38%
Shares subject to voting proxy(2)	4,607,784	1.45%	—	—%	*
Total	4,787,527	1.51%	7,299,373	43.41%	23.08%
Barbara Larson(3)	24,736	*	—	—%	—%
Richard Smith, Jr.(4)	54,186	*	—	—%	*
Keenan Conder(5)	232,244	*	—	—%	*
“Vats” Narayanan Srivatsan(6)	393,732	*	—	—%	*
David Bernhardt(7)	248,656	*	—	—%	*
Charlene T. Begley(8)	59,794	*	33,000	*	*
Aaron Hughes(9)	47,229	*	40,000	*	*
Mark S. Peek(10)	128,913	*	40,000	*	*
Ana G. Pinczuk(11)	54,913	*	—	—%	*
Daniel Scheinman(12)	77,657	*	1,423,149	10.03%	4.75%
Teddie Wardi(13)	17,264	*	—	—%	*
All executive officers and directors as a group (10 persons)(14)	5,484,463	1.73%	8,835,522	52.19%	27.79%

Greater than 5% Stockholders:
Entities affiliated with The Vanguard Group(15)	25,158,987	7.94%	—	—	4.19%
BlackRock, Inc.(16)	15,569,041	4.91%	—	—%	2.59%
Entities affiliated with Insight Ventures(17)	3,984,112	1.26%	7,440,914	52.43%	25.44%
* Less than one percent.
(1)Consists of (i) 83,991 shares of Class A common stock directly held by Mr. Weingarten, (ii) 95,752 shares of Class A common stock subject to RSUs scheduled to vest and settle within 60 days of April 30, 2025, (iii) 4,251,402 shares of Class B common stock held directly by Mr. Weingarten, (iv) 423,629 shares of Class B common stock held by a trust over whose trustee Mr. Weingarten can exercise remove and replace powers, and (v) 2,624,342 shares underlying stock options to purchase Class B common stock that are exercisable within

60 days of April 30, 2025. 921,153 of the shares of Class B common stock held directly by Mr. Weingarten are pledged as collateral to secure personal indebtedness pursuant to a security and pledge agreement.
(2)Consists of shares of our Class A common stock held by Almog Cohen, our co-founder and former director, over which, except under limited circumstances, Mr. Weingarten holds an irrevocable proxy, pursuant to the Irrevocable Proxy Agreement, dated as of June 17, 2021, by and between Mr. Weingarten and Mr. Cohen.  Pursuant to the Irrevocable Proxy Agreement, Mr. Cohen granted Mr. Weingarten an irrevocable proxy to vote all shares of Class B common stock and other voting securities held by Mr. Cohen at Mr. Weingarten’s discretion on all matters to be voted upon by our stockholders. We do not believe that the parties to the Irrevocable Proxy Agreement constitute a
“group” under Section 13 of the Exchange Act, as Mr. Weingarten exercises voting control over these shares.
(3)Consists of (i) 24,736 shares of Class A common stock held directly by Ms. Larson.
(4)Consists of (i) 54,186 shares of Class A common stock subject to RSUs scheduled to vest and settle to Mr. Smith’s direct ownership within
60 days of April 30, 2025.
(5)Consists of (i) 200,861 shares of Class A common stock held directly by Mr. Conder and (ii) 31,383 shares of Class A common stock subject to RSUs scheduled to vest and settle within 60 days of April 30, 2025.
(6)Consists of (i) 366,767 shares of Class A common stock held directly by Mr. Srivatsan and (ii) 26,965 shares of Class A common stock subject to RSUs scheduled to vest and settle within 60 days of April 30, 2025.
(7)Consists of (i) 248,656 shares of Class A common stock held directly by Mr. Bernhardt.
(8)Consists of (i) 33,829 shares of Class A common stock held directly by Ms. Begley, (ii) 465 shares of Class A common stock held by the
2014 Irrevocable Trust FBO Jordan L. Begley, of which Ms. Begley is co-trustee, (iii) 465 shares of Class A common stock held by the
2014 Irrevocable Trust FBO Paige Begley, of which Ms. Begley is co-trustee, (iv) 465 shares of Class A common stock held by the 2014
Irrevocable Trust FBO Jennifer Elizabeth Begley, of which Ms. Begley is co-trustee, (v) 12,314 shares of Class A common stock subject to
RSUs scheduled to vest and settle within 60 days of April 30, 2025, (vi) 12,256 shares of Class A common stock underlying restricted stock units which have vested but for which settlement has been deferred pursuant to an election made by Ms. Begley under our Outside Director
Compensation Policy, and (vii) 33,000 shares underlying stock options to purchase Class B common stock that are exercisable within 60 days of April 30, 2025.
(9)Consists of (i) 25,279 shares of Class A common stock held directly by Mr. Hughes, (ii) 12,314 shares of Class A common stock subject to
RSUs scheduled to vest and settle within 60 days of April 30, 2025, (iii) 9,636 shares of Class A common stock underlying restricted stock units which have vested but for which settlement has been referred pursuant to an election made by Mr. Hughes under our Outside Director
Compensation Policy, and (iv) 40,000 shares underlying stock options to purchase Class B common stock that are exercisable within 60 days of April 30, 2025.
(10)Consists of (i) 23,829 shares of Class A common stock held directly by Mr. Peek, (ii) 80,000 shares of Class A common stock beneficially owned by Mr. Peek as trustee of the Omega Living Trust dated August 6, 2015, (ii) 12,314 shares of Class A common stock subject to
RSUs scheduled to vest and settle within 60 days of April 30, 2025. (iv) 12,770 shares of Class A common stock underlying restricted stock units which have vested but for which settlement has been referred pursuant to an election made by Mr. Peek under our Outside Director
Compensation Policy, and (iv) 40,000 shares underlying stock options to purchase Class B common stock that are exercisable within 60 days of April 30, 2025.
(11)Consists of (i) 33,412 shares of Class A common stock held directly by Ms. Pinczuk (ii) 12,314 shares of Class A common stock subject to
RSUs scheduled to vest and settle within 60 days of April 30, 2025, and (iii) 9,187 shares of Class A common stock underlying restricted stock units which have vested but for which settlement has been deferred pursuant to an election made by Ms. Pinczuk under our Outside
Director Compensation Policy.
(12)Consists of (i) 37,193 shares of Class A common stock held directly by Mr. Scheinman, (ii) 28,150 shares of Class A common stock held by the Dan and Zoe Scheinman Family Trust, dated 2/23/01 (the “Scheinman Family Trust”) over which Mr. Scheinman is trustee and a beneficiary and has sole voting and dispositive power, (iii) 12,314 shares of Class A common stock subject to RSUs scheduled to vest and settle within 60 days of April 30, 2025, and (iv) 1,423,149 shares of Class B common stock held by the Scheinman Family Trust.
(13)Consists of 17,264 shares of Class A common stock held directly by Ingentorsk (Delaware) LLC, which entity Mr. Wardi controls and which shares he may be deemed to beneficially own.
(14)The beneficial ownership of all executive officers and directors as a group includes (i) 5,197,723 shares of Class A common stock over which such persons held voting power or investment power on April 30, 2025, (ii) 43,849 shares of Class A common stock underlying restricted stock units which have vested but for which settlement has been deferred pursuant to our Outside Director Compensation Policy,
(iii) 242,891 shares of Class A common stock subject to RSUs scheduled to vest and settle within 60 days of April 30, 2025, (iv) 6,098,180 shares of Class B common stock over which such persons held voting power or investment power on April 30, 2025, and (v) 2,737,342 shares of Class B common stock underlying stock options exercisable within 60 days of April 30, 2025.
(15)Based on a statement on Schedule 13G, Amendment 2 filed with the SEC on April 10, 2024, by The Vanguard Group in its capacity as a registered investment adviser for its clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts. According to the statement, The Vanguard Group may be deemed to exercise (i) sole investment discretion over
24,808,602 shares of Class A common stock, (ii) shared investment discretion over 350,385 shares of Class A common stock, (iii) shared voting discretion over 91,381 shares of Class A common stock, and (iv) sole voting discretion over none of our securities. The principal business office address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
(16)Based on a statement on Schedule 13G filed with the SEC on January 29, 2024, by BlackRock, Inc. in its capacity as a parent holding company or control person.  According to the statement, BlackRock may be deemed to exercise (i) sole investment discretion over
15,569,041 shares of Class A common stock, (ii) sole power to vote or direct the vote over 14,952,373 shares of Class A common stock, and
(iii) shared investment discretion and voting power over no securities.  The principal business office address for BlackRock, Inc. is 50
Hudson Yards, New York, New York 10001.

(17)Based in part on a statement on Schedule 13D, Amendment 6, filed on December 12, 2024, as supplemented by information provided by the investors, the beneficial ownership reported in the table above consists of the following:  (i) 152,162 shares of Class A common stock and
289,031 shares of Class B common stock directly held by Insight Partners (Cayman) XI, L.P.; (ii) 19,429 shares of Class A common stock and 36,904 shares of Class B common stock directly held by Insight Partners (Delaware) XI, L.P.; (iii) 18,047 shares of Class A common stock and 34,281 shares of Class B common stock directly held by Insight Partners (EU) XI, S.C.Sp.; (iv) 35,292 shares of Class A common stock directly held by Insight Partners Fund X (Cayman) Follow-On Fund, L.P.; (v) 2,390 shares of Class A common stock directly held by
Insight Partners Fund X (Co-Investors) Follow-On Fund, L.P.; (vi) 4,321 shares of Class A common stock directly held by Insight Partners
Fund X (Delaware) Follow-On Fund, L.P.; (vii) 24,791 shares of Class A common stock directly held by Insight Partners Fund X Follow-
On Fund, L.P.; (viii) 3,188 shares of Class A common stock and 6,055 shares of Class B common stock directly held by Insight Partners XI
(Co-Investors) (B), L.P.; (ix) 2,313 shares of Class A common stock and 4,393 shares of Class B common stock directly held by Insight
Partners XI (Co-Investors), L.P.; (x) 138,891 shares of Class A common stock and 263,822 shares of Class B common stock directly held by Insight Partners XI, L.P.; (xi) 1,467,387 shares of Class A common stock and 2,787,291 shares of Class B common stock directly held by Insight Venture Partners (Cayman) X, L.P.; (xii) 283,852 shares of Class A common stock and 539,174 shares of Class B common stock directly held by Insight Venture Partners (Delaware) X, L.P.; (xiii) 42,578 shares of Class A common stock and 80,876 shares of Class B common stock directly held by Insight Venture Partners X (Co-Investors), L.P.; (xiv) 1,789,471 shares of Class A common stock and
3,399,087 shares of Class B common stock directly held by Insight Venture Partners X, L.P.  Each of Jeffrey L. Horing, Deven Parekh,
Jeffrey Lieberman and Michael Triplett is a member of the board of managers of Insight Holdings LLC, the ultimate parent of each of the aforementioned entities, and they may be deemed to have shared voting and dispositive power over the shares held by them.  The principal business office address for each of the foregoing parties is 1114 Avenue of the Americas, 36th Floor, New York, New York 10036.

OTHER MATTERS
2025 Annual Report
Our financial statements for fiscal 2025 are included in our Annual Report, which we will make available to stockholders at the same time as this Proxy Statement. You may also obtain a copy of our Annual Report, including the financial statements and the financial statement schedules, free of charge, by sending a written request to our Investor Relations department at SentinelOne, Inc., 444 Castro Street, Suite 400, Mountain
View, CA 94041, Attention: Investor Relations.
Our Annual Report is also available at https://investors.sentinelone.com under “SEC Filings” in the “Financial
Info” section of our website and on the U.S. Securities and Exchange Commission’s (“SEC”) website at
www.sec.gov.
Company Website
We maintain a website at www.sentinelone.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.
Availability of Bylaws
A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC’s website at
www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

STOCKHOLDER PROPOSAL DEADLINES FOR 2026 ANNUAL MEETING OF STOCKHOLDERS
Stockholder Proposals for Inclusion in Proxy Statement
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our
2026 annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2026 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than January 14, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
Proposals should be addressed to:
SentinelOne, Inc.
Attn: Corporate Secretary
444 Castro Street, Suite 400
Mountain View, CA 94041
Pursuant to Rule 14a-8, if a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Stockholder Proposals and Director Nominations Not for Inclusion in Proxy Statement
Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders, including nominating directors in accordance with the
SEC’s universal proxy rules, but do not intend for the proposal to be included in our proxy statement and for stockholders to nominate directors for election at an annual meeting of stockholders. In order to be properly brought before our 2026 annual meeting of stockholders, the stockholder must have given timely notice of such proposal or nomination, in proper written form. To be timely for our 2026 annual meeting of stockholders, a stockholder’s notice of a matter that the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to our Corporate Secretary at our principal executive offices:
•not earlier than 5:00 p.m. ET / 2:00 p.m. PT on February 25, 2026, and
•not later than 5:00 p.m. ET / 2:00 p.m. PT on March 27, 2026.
If we hold our 2026 annual meeting of stockholders more than 30 days before or more than 70 days after the one-year anniversary date of the Annual Meeting, or if no annual meeting was held in the preceding year, then such written notice must be received (a) no earlier than 5:00 p.m., Eastern Time, on the 120th day before the 2026 annual meeting of stockholders and no later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such annual meeting or 5:00 p.m., Eastern Time, on the 10th day following the day public announcement of the date of such meeting is first made.
To be in proper written form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our amended and restated bylaws. Notices should be addressed to:
SentinelOne, Inc.
Attn: Corporate Secretary
444 Castro Street, Suite 400
Mountain View, CA 94041
For information on how to access our amended and restated bylaws, please see the section titled “Availability of
Bylaws,” and for additional information regarding stockholder recommendations for director candidates, please see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations
to our Board.”
*********

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.
BY ORDER OF THE BOARD OF DIRECTORS
Keenan Conder
Chief Legal Officer and Corporate Secretary
Mountain View, California

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 24, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/S2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 24, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V68697-P29245

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SENTINELONE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Tomer Weingarten
02) Daniel Scheinman
03) Teddie Wardi

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted FOR ALL the election of the nominees for the Board of Directors listed in Proposal 1 and FOR Proposals 2 and 3. If any other matters properly come before the meeting, the person named in this proxy will vote in his or her discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V68698-P29245

SENTINELONE, INC.
Annual Meeting of Stockholders
June 25, 2025 9:00 a.m. Pacific Time
This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Tomer Weingarten and Keenan Conder, or either of them, as proxies, each with a power to appoint his substitute and power to act alone, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SENTINELONE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 9:00 a.m. Pacific Time on Wednesday, June 25, 2025 at www.virtualshareholdermeeting.com/S2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The above named proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Continued and to be signed on reverse side